Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT dated as of August 2, 2016 (this “Amendment”), to the Credit Agreement (as defined below) among Avago Technologies Cayman Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Holdings”), Avago Technologies Cayman Finance Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Cayman Borrower”), BC Luxembourg S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 3A, Sentier de l’Esperance, L-1474 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under registration number B 201613 and with a share capital of US $20,000 (the “Luxco Borrower” and, together with the Cayman Borrower, the “Borrowers”), the lenders party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

RECITALS

A. Holdings, the Borrowers, the Lenders party thereto from time to time and the Administrative Agent, are party to that certain Credit Agreement dated as of February 1, 2016 (as amended by that certain First Incremental Term A Facility Amendment, dated as of April 29, 2016, that certain Second Incremental Term A Facility Amendment, dated as of August 2, 2016 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrowers have requested that the Lenders agree to make certain amendments to the Credit Agreement.

C. The Credit Agreement permits the Borrowers to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Term Loans outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment.

D. On the First Amendment Effective Date (as defined below), the Borrowers intend to (i) incur additional Term Loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $6,595,000,000.00 (any such resulting Term Loans, the “Term B-3 Loans”) and (ii) use the proceeds of the Term B-3 Loans to repay all or a portion of Term B-1 Dollar Loans outstanding immediately prior to the First Amendment Effective Date (the “Original Term B-1 Loans”) and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing.

E. Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term B-3 Loans (each such Person who is a Lender holding Original Term B-1 Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B Lender”; each such Person who is not a Continuing Term B Lender, an “Additional Term B Lender”; and each Continuing Term B Lender and Additional Term B Lender, a “Term B-3 Lender”) has agreed to provide a commitment (the “Term B-3 Commitment”) in the amount set forth on Exhibit A hereto to (x)

make a new Term B-3 Loan and/or (y) convert all (or such lesser amount as the Administrative Agent may allocate) of its Term B-1 Loans into Term B-3 Loans (such converted Term B-3 Loans, the “Converted Term B Loans” and any such conversion of Original Term B-1 Loans into Term B-3 Loans being referred to herein as a “Term B Conversion”)). Any Lender holding Original Term B-1 Loans immediately prior to the effectiveness of this Amendment that is not a Term B-3 Lender is referred to herein as an “Exiting Term B Lender”. In the event that any Lender is a Continuing Term B Lender but receives an allocation of Term B-3 Loans in amount less than the amount of its Original Term B-1 Loans, such Lender shall be considered an Exiting Term B Lender with respect to the difference between the amount of its Original Term B-1 Loans and the allocated amount of its Term B-3 Loans.

F. In order to effect the foregoing, Holdings, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the Term B-3 Loans, which is subject to the approval of Holdings, the Borrowers, the Administrative Agent and the Term B-3 Lenders, which will become effective only on the First Amendment Effective Date.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers, the Term B-3 Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I.

Refinancing Amendment

SECTION 1.01.Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as modified by this Amendment). The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02.Term B Commitments. (a) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Additional Term B Lender agrees to fund a Term B-3 Loan in a principal amount not exceeding such Additional Term B Lender’s Term B-3 Commitment set forth in Exhibit A hereto.

(b) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Continuing Term B Lender agrees to convert all (or such lesser amount as the Administrative Agent may allocate) of its Original Term B-1 Loans into Converted Term B Loans (it being understood that such conversion may be done on a non-pro rata basis). Without limiting the generality of the foregoing, each Continuing Term B Lender shall have a commitment to acquire, by Term B Conversion, Converted Term B Loans in the amount of its Original Term B-1 Loans then held by such Continuing Term B Lender. Each party hereto acknowledges and agrees that notwithstanding any such Term B Conversion, each such Continuing Term B Lender shall be entitled to receive payment on the First Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Original Term B-1 Loans that are subject to such Term B Conversion.

(c) Each Term B-3 Lender, by delivering its signature page to this Amendment and funding, or converting its Original Term B-1 Loans into, Term B-3 Loans on the First Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders or Class of Lenders on the First Amendment Effective Date. The commitments of the Term B-3 Lenders are several, and no Term B-3 Lender shall be responsible for any other Term B-3 Lender’s failure to make Term B-3 Loans.

(d) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, effective as of the First Amendment Effective Date, for all purposes of the Loan Documents, (i) the Term B-3 Commitments shall constitute “Term B Commitments” and “Other Term Commitments”, (ii) the Term B-3 Loans shall constitute “Term B Loans” and “Other Terms Loans” and (iii) each Term B-3 Lender shall become an “Additional Lender” and a “Lender” (if such Term B-3 Lender is not already a Term B Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term B Commitment (or, following the making of a Term B-3 Loan, a Term B Loan).

(e) In the event that the aggregate amount of Term B-3 Commitments exceeds the aggregate principal amount of Original Term B-1 Loans subject to the Term B Conversion, the Original Term B-1 Loans (or applicable portion thereof in the case of an Exiting Term B Lender that is also a Continuing Term B Lender) of each Exiting Term B Lender shall, immediately upon the effectiveness of this Amendment, be repaid in an aggregate principal amount equal to such excess (such amount, the “Excess Amount”) (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term B Lenders pursuant to Section 2.16 of the Credit Agreement)) with the proceeds of the Term B-3 Loans and other funds available to the Borrower. The Borrowers shall, on the First Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term B Lenders immediately prior to the First Amendment Effective Date, all interest, fees and other amounts accrued to the First Amendment Effective Date with respect to the Original Term B-1 Loans that are converted pursuant to Section 1.02(b) of this Amendment.

(f) Each Lender party hereto (including each Continuing Term B Lender) waives (i) any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby and (ii) solely in respect of the prepayment of Original Term B-1 Loans and the making of (or conversion into) Term B-3 Loans, as contemplated hereby, compliance with the requirements set forth in (A) Section 2.11(e) of the Credit Agreement that the Borrowers give prior notice of a voluntary prepayment of Loans and (B) Section 2.03 of the Credit Agreement that the Borrowers deliver a Borrowing Request within the time periods specified therein.

(g) Each Term B-3 Lender (a) represents and warrants to the Administrative Agent that (i)(A) it has full power and authority, and has taken all action necessary, to execute and deliver its Term B-3 Commitment and to consummate the transactions contemplated hereby and thereby and to become a Term B-3 Lender under the Credit Agreement in respect of the Term B-3 Loans, and (B) neither its execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby or thereby conflict with such Term B-3 Lender’s organizational documents or material contracts or with any applicable law, (ii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Term B-3 Loans, shall have the obligations of a Lender thereunder and (iii) it has received a copy of this Amendment, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into its Term B-3 Commitment and to accept its Term B-3 Loans, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder, and (iii) it hereby irrevocably appoints, designates and authorizes the Administrative Agent (including, for the avoidance of doubt, in its capacity as Collateral Agent) to take such action on its behalf under the provisions of the Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01(or, to the extent applicable, are hereby amended and restated in their entirety):

“Agent” means the Administrative Agent, the Collateral Agent, each Lead Arranger, each First Amendment Lead Arranger, each Joint Bookrunner, each First Amendment Joint Bookrunner, the Syndication Agent, each Co-Documentation Agent, each First Amendment Co-Managing Agent and any successors and assigns in such capacity, and “Agents” means two or more of them.

“Converted Term B Loans” has the meaning assigned thereto in the First Amendment.

“First Amendment” means the First Amendment to this Agreement dated as of August 2, 2016, among Holdings, the Borrowers, the Lenders party thereto and the Administrative Agent.

“First Amendment Co-Managing Agents” means BMO Capital Markets Corp., Nomura Securities International, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd.

“First Amendment Effective Date” has the meaning assigned thereto in the First Amendment.

“First Amendment Joint Bookrunners” means Bank of America, N.A., Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

“First Amendment Lead Arrangers” means Bank of America, N.A., Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

“Incremental Term B-1 Loan” means the Incremental Term Loans made by any Term B-1 Lender.

“Incremental Term B-3 Loan” means the Incremental Term Loans made by any Term B-3 Lender.

“Term B Commitment” means, collectively, the Term B-1 Dollar Commitment, the Term B-1 Euro Commitment, the Term B-2 Commitment and the Term B-3 Commitment.

“Term B Lenders” means, collectively, the Term B-1 Dollar Lenders, the Term B-1 Euro Lenders, the Term B-2 Lenders and Term B-3 Lenders.”

“Term B-1 Facility” means the Term B-1 Loans and any Incremental Term B-1 Loans or any refinancing thereof.

“Term B-3 Commitment” means, with respect to each applicable Term B-3 Lender, the commitment of such Term B-3 Lender to make a Term B-3 Loan under the First Amendment on the First Amendment Effective Date, expressed as an amount representing the maximum principal amount of the Term B-3 Loan to be made by such Term B-3 Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Term B-3 Lender pursuant to an Assignment and Assumption. The initial amount of each Term B-3 Lender’s Term B-3 Commitment is set forth on Schedule 2.01(d) or in the Assignment and Assumption pursuant to which such Term B-3 Lender shall have assumed its Term B-3 Commitment, as the case may be. As of the First Amendment Effective Date, the total Term B-3 Commitment is $6,595,000,000.

“Term B-3 Facility” means the Term B-3 Loans and any Incremental Term B-3 Loans or any refinancing thereof.

“Term B-3 Lenders” means the Persons listed on Schedule 2.01(d) and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption in respect of any Term B-3 Loans, an Incremental Facility Amendment in respect of any Term B-3 Loans or a Refinancing Amendment in respect of any Term B-3 Loans, other than any such Person that ceases to be a party hereto in respect of any Term B-3 Loans pursuant to an Assignment and Assumption.

“Term B-3 Loan Borrowing” means Term B-3 Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Term B-3 Loan Maturity Date” means February 1, 2023.

“Term B-3 Loans” means the term loans made pursuant to, and as defined in, the First Amendment (including Converted Term B Loans).

(ii) Schedule 2.01(d) is hereby added to the Credit Agreement as set forth in Exhibit A to this Amendment.

(iii) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to include the following clause (d) immediately after clause (c) thereof:

“(d) with respect to any Term B-3 Loan, for any day (i) from the First Amendment Effective Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 5.01(c) for the first full fiscal quarter ending after the First Amendment Effective Date 3.00% per annum in respect of any Eurocurrency Loan and 2.00% per annum in respect of any ABR Loan and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(c):

Pricing Level	Total Leverage Ratio	Applicable Rate for Eurocurrency Loans	Applicable Rate for ABR Loans
1	Less than or equal to 1.50:1.00	2.75%	1.75%
2	Greater than 1.50:1.00	3.00%	2.00%

                ”

(iv) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby further amended in the penultimate paragraph to (x) replace the text “With respect to clause (a) above” with the following text “With respect to clauses (a) and (d) above” and (y) replacing the text “then Pricing Level 2 shall apply in respect of the Term B-1 Facility” with the text “then Pricing Level 2, as set forth in clauses (a) and (d), respectively, shall apply in respect of the Term B-1 Facility and Term B-3 Facility”.

(v) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “Term B-2 Loans” therein with a reference to “Term B-2 Loans, Term B-3 Loans (other than Incremental Term Loans)”, and the reference to “Term B-2 Commitment” therein with a reference to “Term B-2 Commitment, Term B-3 Commitment”.

(vi) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert the words “the First Amendment,” immediately after the words “the Second Incremental Term A Facility Amendment”.

(vii) The definition of “Majority Facility Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “Term B-2 Loans” therein with a reference to “Term B-2 Loans, the Term B-3 Loans”.

(viii) The definition of “Repricing Transaction” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace, in clause (a) and the last sentence of the definition, each reference to “Term B-1 Loans” therein with a reference to “Term B-1 Loans or Term B-3 Loans, as applicable,” and amended to replace, in clause (b) of the definition, the reference to “Term B-1 Loans” therein with a reference to “Term B-1 Loans or Term B-3 Loans”.

(ix) The definition of “Term B Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “and the Term B-2 Loans” therein with a reference to “, the Term B-2 Loans and the Term B-3 Loans.”

(x) Clause (b) of Section 2.01 of the Credit Agreement is hereby amended to replace the reference to “Commitment and (iii)” therein with a reference to “Commitment, (iii)” and adding the following clause at the end of the first sentence, “and (iv) each applicable Term B-3 Lender agrees to make a Term B-3 Loan to the Borrower Parties on the First Amendment Effective Date pursuant to the terms of the First Amendment denominated in Dollars in a principal amount not exceeding its Term B-3 Commitment.”

(xi) Clause (d) of Section 2.02 is hereby amended to insert the words “, the Term B-3 Loan Maturity Date” immediately after the words “the Term B-2 Loan Maturity Date”.

(xii) Clause (ii) of Section 2.03 of the Credit Agreement is hereby amended by adding the text “a Term B-3 Loan Borrowing,” after the text “a Term B-2 Loan Borrowing,” appearing in such definition.

(xiii) Clause (a) of Section 2.08 of the Credit Agreement is hereby amended by (x) replacing the reference to “Date and (iv)” therein with a reference to “Date,” and (y) deleting clause (iv) thereof in its entirety and substituting in lieu thereof the following:

“(iv) the Term B-1 Dollar Commitment, the Term B-1 Euro Commitment and the Term B-2 Commitment shall terminate upon the funding of the Term B-1 Dollar Loans, the Term B-1 Euro Loans or the Term B-2 Loans, as applicable, on the Effective Date and (v) the Term B-3 Commitment shall terminate upon the funding of the Term B-3 Loans on the First Amendment Effective Date.”

(xiv) Clause (b) of Section 2.10 of the Credit is hereby amended to replace the reference to “Date and (ii)” therein with a reference to “Date, (ii)” and adding the following text before “, together in each case”:

“and (iii) Term B-3 Loan Borrowings in equal quarterly installments on the 15th day of each March, June, September and December (commencing with September 15, 2016), each of which shall be in an amount equal to 0.25% of the original aggregate principal amount of the Term B-3 Loans on the First Amendment Effective Date.”

(xv) Clause (c) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) To the extent not previously paid, (i) all Term A Loans shall be due and payable on the Term A Loan Maturity Date, (ii) all Term B-1 Loans shall be due and payable on the Term B-1 Loan Maturity Date, (iii) all Term B-2 Loans shall be due and payable on the Term B-2 Loan Maturity Date and (iv) all Term B-3 Loans shall be due and payable on the Term B-3 Loan Maturity Date.”

(xvi) Clause (a)(i) of Section 2.11 of the Credit Agreement is hereby amended to add the text “(x)” immediately after the words “provided that” and add the following text at the end thereof:

“and (y) in the event that, on or prior to the date that is six months after the First Amendment Effective Date, the Borrower Parties (i) make any prepayment of Term B-3 Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Term B-3 Loans or (ii) effect any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Term B-3 Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term B-3 Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Term B-3 Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1% of the aggregate amount of the applicable Term B-3 Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

(xvii) Clause (d) of Section 2.11 of the Credit Agreement is hereby amended by inserting “the Term B-3 Loans,” immediately before the words “any Incremental Loans” set forth therein.

(xviii) Section 2.20(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) one or more additional Classes of term loans or additional term loans of the same Class of any existing Class of term loans (other than Term B-2 Loans), including Term A Loans, Term B-1 Loans or Term B-3 Loans (the “Incremental Term Loans”); provided that Incremental Term Loans denominated in euro shall only be provided as additional term loans of the same Class as the Term B-1 Euro Loans”

(xix) Clause (b) of Section 2.20 of the Credit Agreement is hereby amended to replace each reference to “Term A Loans or Term B-1 Loans, as applicable” therein with a reference to “Term A Loans, Term B-1 Loans or Term B-3 Loans as applicable”, and to replace the reference to “existing Term A Facility or the existing Term B-1 Facility, as applicable” with a reference to “existing Term A Facility, the existing Term B-1 Facility or the existing Term B-3 Facility, as applicable”.

(xx) Clause (a) of Section 2.21 of the Credit Agreement is hereby amended to add the following text after the last sentence thereof:

“For the avoidance of doubt, the proceeds of any Credit Agreement Refinancing Indebtedness provided pursuant to this Section 2.21 by any Lender holding any of the applicable Refinanced Debt may be applied to such Lender’s applicable Refinanced Debt on a non-ratable basis.”

(xxi) Clause (c) of Section 2.24 of the Credit Agreement is hereby amended to replace “and (d)” with “, (d)” and add the following text to the end of the last sentence thereof:

“ and (e) in connection with any replacement of a Non-Accepting Lender on or prior to the date that is six months after the First Amendment Effective Date, any such Non-Accepting Lender that is a Term B-3 Lender shall receive the prepayment premium payable pursuant to Section 2.11(a) as if the assignment of such Non-Accepting Lender’s Term Loans were a pre-payment of Terms Loans in connection with a Repricing Transaction”.

(xxii) Section 8.08 of the Credit Agreement is hereby amended to add the following text after “Lead Arranger”:

“, any First Amendment Lead Arranger, any First Amendment Joint Bookrunner, any First Amendment Co-Managing Agent”

(xxiii) Clause (c) of Section 9.02 of the Credit Agreement is hereby amended to replace “and (vi)” with “, (vi)” and add the following at the end of the first sentence thereof:

“ and (vii) in respect of any assignment of Term B-3 Loans of a Non-Consenting Lender on or prior to the date that is six months after the First Amendment Effective Date, such Non-Consenting Lender shall receive the prepayment premium payable pursuant to Section 2.11(a) as if such assignment were a prepayment in connection with a Repricing Transaction”

SECTION 1.04. Amendment Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings and (iii) each Term B-3 Lender, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The obligation of each Term B-3 Lender to make Term B-3 Loans (including through conversion of Original Term B-1 Loans) on the First Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the Term B-3 Loans and any repayment of the Original Term B-1 Loans contemplated hereby, (a) the representations and warranties set forth in Section 2.01 hereof shall be true and correct in all material respects on and as of the First Amendment Effective Date, (b) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the First Amendment

Effective Date with the same effect as though made on and as of such date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the First Amendment Effective Date or on such earlier date, as the case may be, (b) no Default or Event of Default shall have occurred and be continuing, and (c) the Administrative Agent shall have received a certificate of a Responsible Officer of each of the Borrower Parties dated the First Amendment Effective Date to such effect.

(ii) The Administrative Agent and the Term B-3 Lenders shall have received written opinions (addressed to the Administrative Agent, the Collateral Agent and the Term B-3 Lenders and dated the First Amendment Effective Date) of (i) Latham & Watkins LLP, special New York counsel for the Loan Parties, (ii) Maples and Calder, Cayman Islands counsel for the Loan Parties and (iii) Loyens & Loeff, Luxembourg counsel for the Loan Parties.

(iii) The Administrative Agent shall have received a copy of (i) each Organizational Document of each Borrower Party and Holdings certified, to the extent applicable, as of a recent date by the applicable Governmental Authority; provided that such documents shall not be required to be delivered if the Borrower Parties and Holdings provide certifications that the applicable Organization Documents delivered to the Administrative Agent in connection with the Credit Agreement, remain in full force and effect and have not been amended, modified, revoked or rescinded since the date of delivery, (ii) signature and incumbency certificates of the Responsible Officers of each Borrower Party and Holdings executing the Loan Documents to which it is a party; provided that such incumbency certificates shall not be required to be delivered if the Borrower Parties and Holdings provide certifications that the applicable incumbency certificates delivered to the Administrative Agent in connection with the Credit Agreement, remain true and correct since the date of delivery, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Borrower Party and Holdings approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (iv) a good standing certificate (to the extent such concept exists and delivery is customary in the applicable jurisdiction) from the applicable Governmental Authority of each Borrower Party and Holdings’ jurisdiction of incorporation, organization or formation.

(iv) The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the Term B-3 Lenders make the Term B-3 Loans to the Borrowers on the First Amendment Effective Date.

(v) Each Loan Party shall have entered into the August 2016 Reaffirmation Agreement.

(vi) The Administrative Agent shall have received all documentation at least two Business Days prior to the First Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the First Amendment Effective Date and that the Administrative Agent or any Term B-3 Lender has reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

(vii) The Administrative Agent shall have received a completed “Life-of- Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property, and, if any part of such Mortgaged Property is located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower, and (ii) certificates of insurance evidencing the insurance required by Section 5.07(b) of the Credit Agreement.

(viii) Immediately after the consummation of the transactions contemplated under this Amendment to occur on the First Amendment Effective Date, the Borrowers and their Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment to occur on the First Amendment Effective Date, Solvent.

(c) Substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04, (i) the Original Term B-1 Loans (after giving effect to any Term B Conversion thereof) shall have been repaid in an aggregate principal amount equal to the Excess Amount and (ii) the Borrowers shall have paid (x) all accrued and unpaid fees and interest with respect to such Original Term B-1 Loans so repaid or converted to Term B-3 Loans on the First Amendment Effective Date and (y) to the extent invoiced, any amounts payable to the Persons that are Lenders (other than Lenders party hereto) immediately prior to the First Amendment Effective Date pursuant to Section 2.16 of the Credit Agreement, such payments to be made with the cash proceeds of the Term Loans to be made on the First Amendment Effective Date and/or other funds available to the Borrower.

(d) The Second Incremental Amendment Effective Date shall have occurred.

(e) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented or invoiced out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document to the extent invoiced at least two Business Days prior to the First Amendment Effective Date. Bank of America, N.A., in its capacity as a lead arranger under that certain Engagement Letter, dated as of July 19, 2016, shall have received, in immediately available funds, the fees agreed to be paid thereunder (including Annex A thereto), in accordance with the terms thereof.

The Administrative Agent shall notify the Borrowers, the Term B-3 Lenders and the other Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the Term B-3 Lenders hereunder to make Term B-3 Loans will automatically terminate, if each of the conditions set forth or referred to in Section 1.04 hereof has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on August 2, 2016.

SECTION 1.05. Post-Closing Conditions. (a) Not later than 60 days after the First Amendment Effective Date (or such later date as to which the Administrative Agent may agree reasonably agree), with respect to each Mortgaged Property, the Borrowers shall deliver or cause to be delivered the following documents, in form and substance reasonably satisfactory to the Administrative Agent:

(i)	an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii)	opinions of counsel, covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage, as the same has been amended by the Mortgage Amendment;

(iii)	a date down endorsement to the existing title policy (or, where such endorsement is not available, a new title policy), which shall insure that, as of the date of such endorsement or new title policy, the Mortgaged Property is free and clear of all defects and encumbrances other than Permitted Encumbrances;

(iv)	evidence of payment by the Borrowers of all applicable title insurance premiums, search and examining charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above and the issuance of the date down endorsements or new title policies referred to above; and

(v)	such affidavits, certificates, information or instruments of indemnification as shall be required to induce the title company to issue the endorsement or new title policy referred to above.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the First Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and each of the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the First Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against Holdings, the Borrowers and, pursuant to the other Loan Documents to which it is a party, each of the other Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Immediately before and after giving effect to this Amendment and the borrowing of the Term B-3 Loans, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent (i) such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) or (ii) such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language (in which case such representation and warranties are true and correct in all respects as of the First Amendment Effective Date or as of such earlier date, as the case may be).

(c) Immediately before and after giving effect to this Amendment and the borrowing of the Term B-3 Loans, no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date.

(d) Immediately after the consummation of the transactions contemplated under this Amendment to occur on the First Amendment Effective Date, the Borrowers and their Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment to occur on the First Amendment Effective Date, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a Refinancing Amendment entered into pursuant to Section 2.21 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the state of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent and its Affiliates (without duplication) for reasonable and documented or invoiced out of pocket expenses incurred in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent and to the extent reasonably determined by the Administrative Agent to be necessary one local counsel in each relevant jurisdiction, in each case, consistent with Section 9.03 of the Credit Agreement.

SECTION 2.05. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.07. Indemnity. The parties hereto further agree that the terms and provisions of Section 9.03 of the Credit Agreement are hereby incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

AVAGO TECHNOLOGIES CAYMAN HOLDINGS LTD., as Holdings

By:	/s/ Patricia McCall
Name: Patricia McCall
Title: Director

AVAGO TECHNOLOGIES CAYMAN FINANCE LIMITED as Borrower

By:	/s/ Patricia McCall
Name: Patricia McCall
Title: Director

BC LUXEMBOURG S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, Grand Duchy of Luxembourg, having its registered office at 3A, Sentier de l’Esperance, L-1474 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 201613 and with a share capital of US $20,000, as Borrower

By:	/s/ Patricia McCall
Name: Patricia McCall
Title: Authorized Signatory

[Signature Page to Repricing Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

BY	/s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

[Signature Page to Repricing Amendment]

AVAGO TECHNOLOGIES CAYMAN HOLDINGS LTD. FIRST AMENDMENT

By executing this signature page as an existing Term B-1 Dollar Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☐	Consent and Convert (Cashless Settlement). The undersigned Term B-1 Dollar Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its Term B-1 Dollar Loans (or such lesser amount notified and allocated to such Term B-1 Dollar Lender by the Administrative Agent in its sole discretion) into Term B-3 Loans.

☐	Consent and Reallocation. The undersigned Term B-1 Dollar Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its Term B-1 Dollar Loans (or such lesser amount equal to the amount of Term B-3 Loans notified and allocated to such Term B-1 Dollar Lender by the Administrative Agent in its sole discretion) and (b) agrees to purchase by way of assignment from the Additional Term B Lender in accordance with the terms of the Credit Agreement, as amended hereby, Term B-3 Loans in a principal amount equal to the principal amount of its existing Term B-1 Dollar Loans prepaid (or such lesser amount equal to the amount of Term B-3 Loans notified and allocated to such Term B-1 Dollar Lender by the Administrative Agent in its sole discretion). Such Term B-1 Dollar Lender will receive Term B-3 Loans in a principal amount equal to the principal amount of its Term B-1 Dollar Loans so prepaid (or such lesser amount equal to the amount of Term B-3 Loans notified and allocated to such Term B-1 Dollar Lender by the Administrative Agent in its sole discretion).

[Signature Page to Repricing Amendment]

Exhibit A

Schedule 2.01(d) – Term B-3 Commitments

Name of Lender	Term B-3 Commitment
1290 Funds—1290 Unconstrained Bond Managers Fund
1828 CLO LTD
3i Global Floating Rate Income Limited
3i US Senior Loan Fund LP
5180-2 CLO LP
55 Loan Strategy Fund Series 2-A Trust of Multi-Manager Global Investment Trust
55 Loan Strategy Fund Series 3-A Series Trust of Multi Manager Global Investment Trust
A Voce CLO Ltd
AAA Life Insurance Company
AAM/HIMCO Short Duration Fund
AAM/HIMCO Unconstrained Bond Fund
ABBEY FUNDING ULC
ABR Reinsurance Ltd
ABS Loans 2007 Limited
Absalon II Limted
ACAS CLO 2013-2 Ltd
ACAS CLO 2014-1 Ltd
ACAS CLO 2014-2 Ltd
ACAS CLO 2015-1, Ltd.

[Exhibit A]

Name of Lender	Term B-3 Commitment
ACAS CLO 2015-2, Ltd.
ACAS CLO IX Ltd
ACE American Insurance Company by T Rowe Price Associates Inc
Ace Bermuda Insurance Ltd
ACE European Group Limited
Ace Property & Casualty Insurance Co
ACE Tempest Reinsurance Ltd
ACIS CLO 2013 1 LTD
ACIS CLO 2014 3 Ltd
ACIS CLO 2014 5 LTD
ACIS CLO 2014-4 Ltd
ACIS CLO 2015-6 Ltd
Active Portfolios Multi-Manager Total Return Bond Fund
Adams Mill CLO Ltd.
Adirondack Park CLO, Ltd
Advance Defensive Yield Multi-Blend Fund
Advanced Series Trust—AST Advanced Strategies Portfolio
Advanced Series Trust—AST Blackrock Global Strategies Portfolio
Advanced Series Trust—AST FI Pyramis Quantitative Portfolio
Advanced Series Trust AST JP Morgan Global Thematic Portfolio
Advanced Series Trust—AST Prudential Core Bond Portfolio
Advanced Series Trust—AST Goldman Sachs Multi-Asset Portfolio
Advanced Series Trust AST High Yield Portfolio by JPMorgan Asset Management

Name of Lender	Term B-3 Commitment
Advanced Series Trust AST Prudential Growth Allocation Portfolio
Advocate Health Care Network
Aegis Electric and Gas International Services Ltd
AGF Floating Rate Income Fund
AIB Debt Management Limited
AIMCO CLO Series 2014 A
AIMCO CLO, SERIES 2015-A
ALJ Global Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust
Allegro CLO I Ltd
Allegro CLO II, Ltd
Allegro CLO III, Ltd.
AllianceBernstein Bond Fund Inc AllianceBernstein Limited Duration High Income Fund
AllianceBernstein Bond Fund, Inc. – AllianceBernstein High Yield Portfolio
AllianceBernstein High Income Fund
AllianceBernstein Pooling Portfolios High Yield
Allina Health System Trust
Allstate Insurance Company
ALM V, Ltd.
ALM VI, Ltd.
ALM VII, Ltd.

Name of Lender	Term B-3 Commitment
ALM VIII, Ltd.
ALM X LTD
ALM XI Ltd
ALM XII LTD
ALM XIV LTD
ALM XIX LTD
ALM XVI Ltd
ALM XVII, Ltd.
ALM XVIII
Alpinum Investment S.A. by Post Advisory Group
Altria Client Services Inc Master Retirement Trust
AMADABLUM US Leveraged Loan Fund
American Beacon Flexible Bond Fund
American Chemical Society
American Chemical Society Retirement Fund Trust
American Equity Investment Life Insurance Company
American Funds Insurance Series High Income Bond Fund
American General Life Insurance Company
American High Income Trust
American Home Assurance Company
American Honda Master Retirement Trust
American International Group, Inc. Retirement Plan Master Trust, Trust for Defined Benefit

Name of Lender	Term B-3 Commitment
American University
Ameriprise Certificate Company
AMJ Bank Loan Fund a Series Trust of Multi Manager Global Investment Trust
AMJ Bank Loan Fund Series 2 A Series Trust of Multimanager Global Investment Trust
AMJ Loan Fund Series 3 a Series Trust of Multi Manager Global Investment Trust
Anchorage Capital CLO 2012-1, Ltd.
Anchorage Capital CLO 2013 1 Ltd
Anchorage Capital CLO 3 Ltd
Anchorage Capital CLO 4 Ltd
Anchorage Capital CLO 5, Ltd
Anchorage Capital CLO 6, Ltd.
Anchorage Capital CLO 7, Ltd.
Anchorage Credit Funding 1, Ltd.
Anchorage Credit Funding 2, Ltd.
Annisa CLO, Ltd.
Anthem Inc
AON Hewitt Collective Investment Trust
Aon Hewitt Group Trust—High Yield Plus Bond Fund
Aon Hewitt Investment Consulting Inc
Apidos CLO IX
Apidos CLO XI

Name of Lender	Term B-3 Commitment
Apidos CLO XII
Apidos CLO XIV
Apidos CLO XIX
Apidos CLO XV
Apidos CLO XVI
Apidos CLO XVII
Apidos CLO XVIII
Apidos CLO XX
Apidos CLO XXI
Apidos CLO XXII
Apidos CLO XXIII
Apollo Alternative Credit Absolute Return Fund LP
Apollo Credit Funding V Ltd
Apollo Credit Funding VI Ltd
Apollo Credit Master Fund Ltd.
Apollo Lincoln Fixed Income Fund, L.P
Apollo TR US Broadly Syndicated Loan LLC
Apollo Trading, LLC
ARCH Investment Holdings III Ltd
Arch Reinsurance Ltd
Arch Street CLO, Ltd.
Arches Funding ULC
Ares Dynamic Credit Allocation Fund Inc.

Name of Lender	Term B-3 Commitment
Ares Enhanced Credit Opportunities Fund B LTD
Ares Enhanced Credit Opportunities Fund II Ltd
Ares Enhanced Loan Investment Strategy IR LTD
Ares Institutional Loan Fund B V
Ares Multi-Strategy Credit Fund V (H) LP
Ares Senior Loan Trust
Ares Strategic Investment Partners L Ltd
Ares XXIII CLO Ltd
Ares XXIV CLO Ltd
ARES XXIX CLO LTD
Ares XXV CLO Ltd
Ares XXVI CLO Ltd
ARES XXVII CLO LTD
ARES XXVIII CLO LTD
Ares XXXI CLO, Ltd.
Ares XXXII CLO Ltd
Ares XXXIII CLO Ltd
Ares XXXIV CLO Ltd
Ares XXXV CLO Ltd.
Ares XXXVII CLO Ltd
ARES XXXVIII CLO Ltd.
Arkansas Judicial Retirement System
Arkansas Public Employee Retirement System

Name of Lender	Term B-3 Commitment
Arrowpoint CLO 2014-2, Ltd.
Arrowpoint CLO 2014-3, Ltd.
Arrowpoint CLO 2015-4, Ltd.
Arrowpoint CLO 2016-5, Ltd.
Ascension Alpha Fund, LLC
Ascension Health Master Pension Trust
ASF1 Loan Funding LLC / Citibank NA
Ashland Inc Defined Benefit Master Pension Trust
Ashland Inc Employee Savings Plan
ASIP (Holdco) IV S.A.R.L.
Associated Electric & Gas Insurance Services Limited
Associtated Gas & Electric Insurance Services Limited
Aston Hill Voya Floating Rate Income Fund
Atrium IX
Atrium X
Atrium XI
Atrium XII
AustralianSuper
Australiansuper
Auto Club Life Insurance Company
Automobile Club of So. California Life Insurance Company
AVAW zH Internationale Kapitalanlagegesellschaft mbH
Avery Point II CLO, Limited

Name of Lender	Term B-3 Commitment
Avery Point III CLO, Limited
Avery Point IV CLO Limited
Avery Point V CLO, Limited
Avery Point VI CLO, Limited
Avery Point VII CLO Limited
Aviva Staff Pension Scheme
Aware Integrated, Inc
AXA IM Loan Limited
AXA Offshore Multimanager Funds Trust—AXA Offshore Aggressive Multimanager Fund
AXA Offshore Multimanager Funds Trust AXA Offshore Conservative Multimanager Fund
AXA Offshore Multimanager Funds Trust AXA Offshore Moderate Multi Manager Fund
AXA Premier VIP Trust Multi Manager Core Bond Portfolio
AZB Funding 6
B&M CLO 2014-1, Ltd
BA CS Credit 1 LLC
Babson Capital Bank Loan Fund Series 2 A Series Tr
Babson Capital Floating Rate Income Master Fund LP
Babson Capital Global Loans Limited
BAE Master Pension Investment Trust
BAE Systems 2000 Pension Plan Trustees Limited
BAE Systems Pension Funds CIF Trustees Limited

Name of Lender	Term B-3 Commitment
Baker Hughes Incorporated Master Trust by Janus Capital Group
Ballyrock CLO 2013-1 LTD
Ballyrock CLO 2014-1 Ltd.
Banco Itau International
Bandera Strategic Credit Partners I, L.P.
Bandera Strategic Credit Partners II, L.P.
Bank of America NA
Bank of America, TRADE
Baptist Healthcare System, Inc
Barclays Bank PLC
BASF UK Group Pension Scheme
Battalion CLO III Ltd
BATTALION CLO IV LTD.
Battalion CLO IX Ltd
Battalion CLO V Ltd
Battalion CLO VI Ltd.
BATTALION CLO VII LTD
Battalion CLO VIII Ltd.
Bayer Corporation Defined Benefit Master Trust
BayernInvest Alternative Loan-Fonds
BAYVK R2 Fonds Segment BAYVK R2-Fonds Babson
BBC Pension Trust Limited
BBCN Bank

Name of Lender	Term B-3 Commitment
BBH Credit Value Master Fund, Ltd
BBH Limited Duration Fund
BCA Loan Funding LLC
Beach Point Loan Master Fund LP
Beach Point SCF IX Loan LP
Beach Point SCF Loan LP
Bean Creek CLO, Ltd
Beazley Furlonge Limited
Bel-Air Loan Fund LLC
Bentham Wholesale Syndicated Loan Fund
Berkshire Bank
Betony CLO, Ltd.
BHP USA Master Retirement Trust
Bighorn River Trading, LLC
Birchwood Park CLO, Ltd
Black Diamond CLO 2012-1 LTD
Black Diamond CLO 2013-1 Ltd.
Black Diamond CLO 2014-1 Ltd
BlackRock Core Bond Trust
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Strategies Income Fund II
Blackrock Debt Strategies Fund Inc
Blackrock Defined Opportunity Credit Trust

Name of Lender	Term B-3 Commitment
BlackRock Floating Rate Income Strategies Fund Inc
BlackRock Floating Rate Income Trust
BlackRock Funds II—BlackRock High Yield Bond Portfolio
BlackRock Funds II Blackrock Floating Rate Income Portfolio
Blackrock Funds II Blackrock Strategic Income Opportunities Portfolio
Blackrock Funds II, Blackrock Multi-Asset Income Portfolio
BlackRock Global Investment Series Income Strategies Portfolio
BlackRock Global Long/Short Credit Fund of BlackRock Funds
Blackrock High Yield Portfolio of the BlackRock Series Fund
Blackrock High Yield VI Fund Of Blackrock Variable Series Funds, Inc.
BlackRock Limited Duration Income Trust
BlackRock Multi Sector Income Trust
BlackRock Senior Floating Rate Portfolio
Blackstone / GSO Strategic Credit Fund
Blackstone GSO Long Short Credit Income Fund
Blackstone GSO Secured Trust LTD
Blackstone GSO Senior Floating Rate Term Fund
Blackstone GSO US Loan Funding Limited
Blackstone Treasury Asia PTE LTD
Blackstone Treasury Solutions Master Fund LP
Blackstone/GSO Loan Funding Limited
Blackstone/GSO Senior Loan Portfolio

Name of Lender	Term B-3 Commitment
BLT 24 LLC
Blue Cross and Blue Shield of Florida, Inc.
Blue Cross Blue Shield of Minnesota
Blue Cross of California
Blue Hill CLO, Ltd.
Blue Shield of California
Bluebay Funds Bluebay High Yield Bond Fund
Bluebay Funds Bluebay High Yield Corporate Bond Fund
Bluebay Funds Bluebay Total Return Credit Fund
Bluebay Global High Income Loan Investments Luxembourg SA
Bluebay Global Multi Asset Credit Investments Luxembourg SA
BlueBay Global Unconstrained High Yield Investments (Luxembourg) S.a.r.l.
Bluebay High Income Loan Investments Luxembourg SA
BlueBay Structured Funds: Total Return Diversified Credit Fund
BlueMountain 2016 1 Ltd
Bluemountain CLO 2012-1 Ltd
BlueMountain CLO 2012-2 LTD
Bluemountain CLO 2013 2 LTD
BlueMountain CLO 2013-1 Ltd
BlueMountain CLO 2013-3 Ltd
BlueMountain CLO 2013-4 Ltd
BlueMountain CLO 2014 1

Name of Lender	Term B-3 Commitment
BlueMountain CLO 2014-2 Ltd
BlueMountain CLO 2014-3, Ltd
BlueMountain CLO 2014-4, Ltd.
Bluemountain CLO 2015-1 Ltd
BlueMountain CLO 2015-2, Ltd.
BlueMountain CLO 2015-3 Ltd
BlueMountain CLO 2015-4 Ltd
BNPP IP CLO 2014-1, LTD.
BNPP IP CLO 2014-II, Ltd.
BNY Mellon Global Opportunistic Bond Fund
Board of the Pension Protection Fund (The
BOC Pension Investment Fund
Boeing Company Employee Retirement Plans Master Trust
BOKF, N.A.
Boston Consulting Group Ireland Ltd.
Botsford Hospital Retirement Plan
Bowman Park CLO Ltd
Brevis High Income Fund, L.P.
Bridge Builder Core Plus Bond Fund
Bridge Builder Core Plus Bond Fund
Brookside Mill CLO Ltd
Bryce Funding
Burnham Park CLO, Ltd.

Name of Lender	Term B-3 Commitment
C.M. Life Insurance Company
California First National Bank
California State Teachers Retirement System
California State Teachers Retirement System by Blackrock Financial Management Inc
Canoe Floating Rate Income Fund
Canyon Capital CLO 2012-1 LTD
Canyon Capital CLO 2014-1 LTD
Canyon Capital CLO 2014-2, LTD.
Canyon Capital CLO 2015-1 LTD
Canyon CLO 2016-1 Ltd
Catamaran CLO 2012-1 Ltd
Catamaran CLO 2013-1 LTD
Catamaran CLO 2014-1 Ltd
Catamaran CLO 2014-2 Ltd
Catamaran CLO 2015-1 Ltd.
Catamaran CLO 2016-1 Ltd
Cathay Bank
Cathedral Lake CLO 2013 Ltd
Cathedral Lake II Ltd
Cathedral Lake III, Ltd
Catholic Health Initiatives Master Trust
Cavalry CLO II

Name of Lender	Term B-3 Commitment
Cavalry CLO III, Ltd.
Cavalry CLO IV, Ltd
Cavalry CLO V, Ltd.
Cedar Creek CLO LTD
Cedar Funding II CLO LTD
CEDAR FUNDING III CLO LTD
Cedar Funding IV CLO, Ltd.
Cedar Funding V CLO, LTD
Cedar Limited
Cent CLO 16, L.P.
Cent CLO 17 Limited
Cent CLO 18, Limited
Cent CLO 19 Limited
Cent CLO 20 Limited
Cent CLO 21 Limited
Cent CLO 22 Limited
Cent CLO 23 Limited
Cent CLO 24 Limited
Central States, Southeast and Southwest Areas Health and Welfare Fund
Centrica Combined Common Investment Fund by Mackay Shields
Centurylink Inc. Defined Benefit Master Trust
Centurylink, Inc. Defined Benefit Master Trust
Cervantes Portfolio LLC

Name of Lender	Term B-3 Commitment
CF Opportunistic Fixed Income Fund
CFG Pension Plan
Chang Hwa Commercial Bank, LTD, New York Branch
Chevron Master Pension Trust
CHI Operating Investmemt Program L.P.—Sankaty
CHI Operating Investment Program LP
Christian Super
CIT Bank National Association
Citi Loan Funding BR 534 LLC
Citi Loan Funding GCPH TRS LLC
Citi Loan Funding ICG US CLO 2016-1 LLC
Citi Loan Funding JT IX LLC
Citi Loan Funding MP21 LLC
Citizens Bank National Association
Citizens Trust Bank
City of Fresno Retirement Systems
City of Hartford Municipal Employees Retirement Fund
City of New York Group Trust
City of New York Group Trust
City of New York Group Trust
City of New York Group Trust
City of New York Group Trust
City of New York Group Trust

Name of Lender	Term B-3 Commitment
CLC Leveraged Loan Trust
Clear Creek CLO Ltd
Clocktower US Senior Loan Fund
Coca Cola Company Master Retirement Trust
Cole Park CLO, Ltd
Collective Trust High Yield Fund
Colleges of Applied Arts and Technology Pension Plan
Colleges of Applied Arts and Technology Pension Plan by PIMCO
Columbia Floating Rate Fund a series of Columbia Funds Series Trust II
Columbia Funds Variable Series Trust II—Variable Portfolio—Eaton Vance Floating-Rate Income Fund
Columbia Strategic Income Fund A Series of Columbia Funds Series Trust I
Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank N.A.
Commingled Pension Trust Fund High Yield of JPMorgan Chase Bank NA
Commonwealth Fixed Interest Fund 17
Commonwealth of Massachusetts
Commonwealth of Pennsylvania Treasury Department by Credit Suisse Alternative Capital, INC
Community Insurance Company
Community Insurance Company
Consumer Program Administrators Inc
Contra Costa County Employees Retirement Association

Name of Lender	Term B-3 Commitment
Con-way Retirement Master Trust
Copperhill Loan Fund I, LLC
Covenant Credit Partners CLO I, Ltd.
Covenant Credit Partners CLO II Ltd
CREDIT INDUSTRIEL ET COMMERCIAL NEW YORK BRANCH
Credit Suisse Dollar Senior Loan Fund Ltd.
Credit Suisse Floating Rate High Income Fund
Credit Suisse Floating Rate Trust
Credit Suisse Group (UK) Pension Fund (The)
Credit Suisse International
Credit Suisse Loan Funding LLC
Credit Suisse Nova (LUX)
Credit Suisse Senior Loan Investment Unit Trust
Credit Suisse Strategic Income Fund
Credos Floating Rate Fund LP
CREF Bond Market Account
CresCom Bank
Crestline Denali CLO XIV Ltd
Crown Point CLO II Ltd
Crown Point CLO III, Ltd.
Crown Point CLO IV Ltd
CSAA Insurance Exchange
CSAA Insurance Exchange by Pinebridge Investments LLC

Name of Lender	Term B-3 Commitment
Cumberland Park CLO Limited
Cutwater 2014-I Ltd
Cutwater 2014-II, LTD
Cutwater 2015-I LTD
CVP Cascade CLO 1 Ltd
CVP Cascade CLO 2 Ltd
CVP Cascade CLO-3 Ltd
Davidson River Trading LLC
DaVinci Reinsurance Ltd.
Dedicated Global Fixed Income Fund I
Delaware Diversified Income Trust
Delaware Group Advisor Funds Delaware Diversified Income Fund
Delaware Group Foundation Funds Delaware Conservative Allocation Portfolio
Delaware Group Foundation Funds Delaware Foundation Growth Allocation Fund
Delaware Group Foundation Funds Delaware Moderate Allocation Portfolio
Delaware Group Government Fund Delaware Core Plus Fund
Delaware Group Income Funds Delaware Diversified Floating Rate Fund
Delaware Group Limited Term Government Funds Delaware Limited Term Diversified Income Fund
Delaware Life Insurance Company
Delaware Pooled Trust—the Core Plus Fixed Income Portfolio

Name of Lender	Term B-3 Commitment
Delaware VIP Trust—Delaware VIP Diversified Income Series
Deltastar Investment PTE, Ltd
Denali Capital CLO X LTD
Denali Capital CLO XI, Ltd.
Denali Capital CLO XII, Ltd.
Deutsche Bank (Cayman) Limited
Deutsche Bank AG New York Branch
Deutsche Enhanced Commodity Strategy Fund
Deutsche Floating Rate Fund
Dignity Health by Goldentree
Diversified Credit Portfolio LTD
Diversified Real Asset CIT
DL Blue Diamond Fund, LLC
Domini Social Bond Fund
Doral CLO III Ltd.
Dorchester Park CLO, Ltd.
DoubleLine Core Fixed Income Fund
DoubleLine Floating Rate Fund
DoubleLine Shiller Enhanced CAPE
Dreyfus Laurel Funds Inc Dreyfus Floating Rate Income Fund
Dryden 30 Senior Loan Fund
Dryden 31 Senior Loan Fund
Dryden 33 Senior Loan Fund

Name of Lender	Term B-3 Commitment
Dryden 34 Senior Loan Fund
Dryden 36 Senior Loan Fund
Dryden 37 Senior Loan Fund
Dryden 38 Senior Loan Fund
Dryden 40 Senior Loan Fund
Dryden 41 Senior Loan Fund
Dryden 42 Senior Loan Fund
Dryden 45 Senior Loan Fund
Dryden XXIII Senior Loan Fund
Dryden XXIV Senior Loan Fund
Dryden XXV Senior Loan Fund
Dryden XXVI Senior Loan Fund
Dryden XXVIII Senior Loan Fund
Dunham Floating Rate Bond Fund
EAF comPlan II Private Debt by Guggenheim
East West Bank
Eastspring Investments US Bank Loan Special Asset Mother Investment Trust (Loan Claim)
Eaton Vance Bank Loan Fund Series II a Series Trust of Multi Manager Global Investment Trust
Eaton Vance CLO 2013-1 LTD
Eaton Vance CLO 2014-1 Ltd
Eaton Vance CLO 2015-1 Ltd.
Eaton Vance Floating Rate Income Plus Fund

Name of Lender	Term B-3 Commitment
Eaton Vance Floating Rate Income Trust
Eaton Vance Floating Rate Portfolio
Eaton Vance Institutional Senior Loan Fund
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
Eaton Vance Limited Duration Income Fund
Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust
Eaton Vance Loan Holding II Limited
Eaton Vance Loan Holding Limited
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance VT Floating-Rate Income Fund
EB Opportunistic Fixed Income Fund
ECP CLO 2013 5 Ltd
ECP CLO 2014-6, Ltd
ECP CLO 2015-7, Ltd
El Paso City Employees Pension Fund
Electrical Contractors Association & Local 134 Local 134 I.B.E.W. Joint Pension Trust of Chicago
Electrical Workers Local No 26 Pension Trust Fund
Electronic Data Systems 1994 Pension Scheme
Electronic Data Systems Retirement Plan

Name of Lender	Term B-3 Commitment
Elysium Limited
Emerson Park CLO Ltd
Employees’ Retirement System of the State of Hawaii
Employees Retirement System of the State Rhode Island
EQ Advisors Trust—EQ/Quality Bond Plus Portfolio
Erie Indemnity Company
Erie Insurance Exchange
Erste Group Bank AG
Exelon Corporation Pension Master Retirement Trust
Fairview Health Services
FCP ACM US Loans Fund
FCP Sogecap Diversified Loans Funds
Federated Bank Loan Core Fund
Federated Floating Rate Strategic Income Fund
FedEx Corporation Employees Pension Trust
FIAM Floating Rate High Income Commingled Pool
FIAM Leveraged Loan LP
Fidelity Advisor Series I Fidelity Advisor Floating Rate High Income Fund
Fidelity Central Investment Portfolios LLC Fidelity Floating Rate Central Fund
Fidelity Floating Rate High Income Fund
Fidelity Floating Rate High Income Investment Trust
Fidelity Income Fund Fidelity Total Bond Fund

Name of Lender	Term B-3 Commitment
Fidelity Life Association, A Legal Reserve Life Insurance Company
Fidelity Qualifying Investor Funds PLC
Fidelity Summer Street Trust Fidelity Series Floating Rate High Income Fund
Figueroa CLO 2013 1 Ltd
Figueroa CLO 2013-2 ,Ltd
Figueroa CLO 2014-1, Ltd
Finn Square CLO, Ltd
Fire and Police Pension Fund San Antonio by Pinebridge
First American Title Insurance Company
First American Title Insurance Company
First Initiatives Insurance Ltd.
First Investors Floating Rate Fund
First Investors Fund for Income
First Investors Life Series Fund for Income
First Midwest Bank
First Security Benefit Life and Annuity Company of New York
First Trust Senior Floating Rate Income Fund II
First Trust Senior Loan ETF CAD Hedged
First Trust Senior Loan Fund
First Trust Short Duration High Income Fund
First Trust Short Duration High Yield Bond ETF (CAD-Hedged)
First Trust Tactical High Yield ETF

Name of Lender	Term B-3 Commitment
FirstEnergy System Master Retirement Trust
FirstEnergy System Master Retirement Trust
Fixed Income Opportunities NB LLC
Fixed Income Opportunities Nero LLC
Flagship CLO VIII Ltd
Flagship VII Limited
Flatiron CLO 2012-1 Ltd
Flatiron CLO 2013 1 LTD
Flatiron CLO 2014-1 Ltd.
Flatiron CLO 2015-1 Ltd.
Floating Rate Loan Fund a Series of 525 Market Street Fund LLC
Florida Power and Light Company
Ford Motor Company Defined Benefit Master Trust
Four Points Multi Strategy Master Fund Inc
Franklin Floating Rate Master Trust—Franklin Floating Rate Master Series
Franklin Global Investment Funds—Franklin Upper Tier Floating Rate II Fund
Franklin Global Investment Funds—Franklin Upper Tier Floating Rate III Fund
Franklin Investors Securities Trust—Franklin Floating Rate Daily Access Fund
Franklin Investors Securities Trust—Franklin Total Return Fund
Franklin Investors Securities Trust Franklin Low Duration Total Return Fund

Name of Lender	Term B-3 Commitment
Franklin Investors Securities Trust Franklin Real Return Fund
Franklin Limited Duration Income Trust
Franklin Strategic Income Fund Canada
Franklin Strategic Series Franklin Strategic Income Fund
Franklin Templeton Series II Funds—Franklin Multi—Sector Credit Income Fund
Franklin Templeton Series II Funds—Franklin Upper Tier Floating Rate Fund
Franklin Templeton Series II Funds Franklin Floating Rate II Fund
Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund
Future Fund Board of Guardians by Ares Management
GALAXY XIV CLO, Ltd.
Galaxy XIX CLO Ltd
Galaxy XV CLO Ltd
Galaxy XVI CLO LTD
Galaxy XVII CLO Ltd
GALAXY XVIII CLO LTD
Galaxy XX CLO, LTD.
Galaxy XXI CLO Ltd
Galaxy XXII CLO, Ltd
Gallatin CLO IV 2012-1, Ltd.
Gallatin CLO V 2013-1, Ltd.
Gallatin CLO VI 2013-2, LLC

Name of Lender	Term B-3 Commitment
Garrison Funding 2015 1 Ltd
Garrison Funding 2016-1 Ltd
General Board of Pension and Health Benefits of the United Methodist Church Inc
General Dynamics Corporation Group Trust by Guggenheim Investment Management LLC
George Lucas Family Foundation
Geveran Investments Limited
GIM Specialist Investment Funds GIM Multi Sector Credit Fund
GLG Ore Hill CLO 2013-1, Ltd
Global High Yield Bond Fund A Series of DSBI Global Investment Trust
Global Opportunities Portfolio
Global-Loan SV S.à r.l.
GoldenTree 2004 Trust
GoldenTree High Yield Value Fund Offshore 110 Limited
GoldenTree High Yield Value Fund Offshore Strategic LTD
Goldentree Loan Opportunities IX, Limited
GoldenTree Loan Opportunities VII LTD
Goldentree Loan Opportunities VIII, LTD
GoldenTree Loan Opportunities X, Limited
Goldentree Loan Opportunities XI Limited
GoldenTree Loan Opportunities XII, Limited
Goldman Sachs Bank USA

Name of Lender	Term B-3 Commitment
Goldman Sachs Funds GS Global Income Builder Portfolio
Goldman Sachs Global Multi-Sector Credit Portfolio LUX
Goldman Sachs Trust Goldman Sachs High Yield Floating Rate Fund
Goldman Sachs Trust II—Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
Goldman Sachs Trust II Goldman Sachs Multi Manager Alternatives Fund
Goldman Sachs Trust-Goldman Sachs Income Builder Fund
Goldman Sachs US Income Builder Trust
Goldman SachsLux Investment Funds
Golub Capital Partners CLO 14, Ltd
Golub Capital Partners CLO 15 Ltd—Golub Capital Partners Holdings Ltd
Golub Capital Partners CLO 19(B), Ltd
Golub Capital Partners CLO 22(B), Ltd.
Golub Capital Partners CLO 23(B), Ltd.
Golub Capital Partners CLO 26(B), Ltd
Golub Capital Partners CLO 29(B), Ltd.
Google Inc by Credit Suisse Asset Management
Google Inc by Sankaty Advisors LLC
Google Inc. by Eaton Vance
Governor and Company of the Bank of Ireland, The
Greywolf CLO II Ltd
Greywolf CLO III LTD

Name of Lender	Term B-3 Commitment
Greywolf CLO IV,Ltd.
Greywolf CLO V, LLC
GSO Sakura Loan Fund 2015, a Series Trust of Multi Manager Global Investment Trust
GT Loan Financing I Ltd
Guardian Life Insurance Company of America
GUGGENHEIM FUNDS TRUST GUGGENHEIM FLOATING RATE STRATEGIES FUND
GUGGENHEIM FUNDS TRUST GUGGENHEIM HIGH YIELD FUND
Guggenheim Loan and Bond Fund V
Guggenheim Loan and Bond Fund VI
Guggenheim Loan Master Fund, Ltd.
Guggenheim Opportunistic U.S. Loan and Bond Fund IV
Guggenheim U.S. Loan Fund
Guggenheim U.S. Loan Fund II
Guggenheim U.S. Loan Fund III
GuideStone Funds Flexible Income Fund
H.E.S.T. Australia Ltd.
Halcyon Loan Advisors Funding 2013-1 LTD.
Halcyon Loan Advisors Funding 2013-2 LTD
Halcyon Loan Advisors Funding 2014-1 Ltd.
Halcyon Loan Advisors Funding 2014-2 LTD
Halcyon Loan Advisors Funding 2014-3 Ltd

Name of Lender	Term B-3 Commitment
Halcyon Loan Advisors Funding 2015-1 Ltd
Halcyon Loan Advisors Funding 2015-2 Ltd
Halcyon Loan Advisors Funding 2015-3 Ltd
Hartford Accident and Indemnity Company
Hartford Fire Insurance Company
Hartford Floating Rate Fund, The
Hartford Inflation Plus Fund, The
Hartford Life and Accident Insurance Company
Hartford Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Total Return Bond HLS Fund
Hartford World Bond Fund, The
Hawaii, LLC
HBOS Final Salary Trust Ltd
HCA Inc Master Retirement Trust
Health Net of California, Inc.
Hempstead CLO LP
Hewlett Packard Company Master Trust
Highbridge—GIM Credit Master LUX S.a.r.l.
Highbridge Liquid Loan Opportunities Master Fund, L.P.
Highbridge Loan Management 2013-2, Ltd
Highbridge Loan Management 4-2014 LTD
Highbridge Loan Management 5-2015, Ltd.

Name of Lender	Term B-3 Commitment
Highland Floating Rate Opportunities Fund
Highland Loan Master Fund, L.P.
Highmark Inc
Houston Casualty Company
HPK HY Bonds Und Loans Z.H. Internationale Kapitalanlagegesellschaft MBH
HPS Loan Management 9 2016 Ltd
HRS Investment Holdings LLC
Hull Street CLO Ltd
HYFI Loan Fund
IA Clarington Floating Rate Income Fund
IA Clarington US Dollar Floating Rate Income Fund
IAM National Pension Fund—Guggenheim
IBM Pension Plan
IBM Personal Pension Plan Trust
IBM Personal Pension Plan Trust by Logan Circle
ICG US CLO 2014 1 Ltd.
ICG US CLO 2014-2, Ltd
ICG US CLO 2014-3, Ltd.
ICG US CLO 2015-1, Ltd.
ICG US CLO 2015-2, Ltd
ICICI Bank UK PLC
IG Mackenzie Floating Rate Income Fund

Name of Lender	Term B-3 Commitment
IG Mackenzie Strategic Income Fund
IHC Health Services Inc
IHC Pension Plan
Illinois State Board of Investment
Illinois Tool Works Inc Master Trust
ILWU PMA Pension Plan
Independent Bank
Indiana Public Retirement System
Indiana University
Indiana University Health, Inc
Industrial and Commercial Bank Of China Limited—New York
ING Capital LLC
ING L Flex Senior Loans Select
Inter-American Development Bank, By: Neuberger Berman Fixed Income LLC
Intesa Sanpaolo S.p.A.
Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust
Invesco BL Fund, Ltd
Invesco Dynamic Credit Opportunities Fund
Invesco Floating Rate Fund
Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust
Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust

Name of Lender	Term B-3 Commitment
Invesco Polaris US Bank Loan Fund
Invesco Senior Income Trust
Invesco Senior Loan Fund
Invesco SSL Fund LLC
Invesco Zodiac Funds—Invesco Global Senior Loan Fund
Invesco Zodiac Funds—Invesco Global Senior Loan Select Fund
Invesco Zodiac Funds Invesco US Senior Loan Fund
Iowa Public Employees Retirement System by Principal Global Investors LLC
Iowa Public Employees Retirement System by Prudential
Ironshore Inc
ISL Loan Trust
ISL Loan Trust II
IU Health Defined Benefit Group Investment Trust
Ivy Apollo Multi-Asset Income Fund
Ivy Apollo Strategic Income Fund
Jackson Mill CLO Ltd.
Jamestown CLO I Ltd
Jamestown CLO II LTD
Jamestown CLO III Ltd.
Jamestown CLO IV Ltd
Jamestown CLO V Ltd.

Name of Lender	Term B-3 Commitment
Jamestown CLO VI Ltd
Jamestown CLO VII Ltd.
Jamestown CLO VIII Ltd.
Janus Aspen Series Balanced Portfolio
Janus Aspen Series Flexible Bond Portfolio
Janus Balanced Fund
Janus Capital Funds PLC—Janus Global Flexible Income Fund
Janus Capital Funds PLC—Janus Global Investment Grade Bond Fund
Janus Capital Funds PLC—Janus US Balanced Fund
Janus Capital Funds PLC—Janus US Flexible Income
Janus Capital Funds PLC Janus Global High Yield Fund
Janus Capital Funds PLC Janus US High Yield Fund
Janus Capital Funds PLC Janus US Short Term Bond Fund
Janus Core Plus Fixed Income Collective Fund
Janus Core Plus Fixed Income Fund LLC
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High Yield Fund
Janus Multi Sector Income Fund
Janus Real Return Fund
Janus Short Term Bond Fund
JC Penney Corporation Inc Pension Plan Trust
Jefferson Mill CLO, Ltd.

Name of Lender	Term B-3 Commitment
JMP Credit Advisors CLO II Ltd
JMP Credit Advisors CLO III Ltd
JNL Blackrock Global Long Short Credit Fund
JNL Multi-Manager Alternative Fund
JNL PPM America Floating Rate Income Fund, a series of the JNL Series Trust
JNL PPM America Long Short Credit Fund
JNL/Doubleline Shiller Enhanced CAPE Fund
JNL/FPA Doubleline Flexible Allocation Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Credit Income Fund
John Hancock Funds II Investment Quality Bond Fund
John Hancock Funds II Spectrum Income Fund
John Hancock Pension Plan
John Hancock Variable Insurance Trust Investment Quality Bond Trust
John Hancock Variable Insurance Trust New Income Trust
Johnson Controls Master Pension Trust
JP Morgan Core Plus Bond Fund
JPMBI re BlackRock BankLoan Fund
JPMC Retirement Plan Brigade Bank Loan
JPMorgan Chase 401K Plan
JPMorgan Chase Bank NA As Trustee of the JPMorgan Chase Retirement Plan
JPMorgan Chase Bank, N.A. as Directed Trustee of the JPMorgan Chase Retirement Plan

Name of Lender	Term B-3 Commitment
JPMorgan Floating Rate Income Fund
JPMorgan Global Allocation Fund
JPMorgan Global Bond Opportunities Fund
JPMorgan High Yield Fund
JPMorgan Income Builder Fund
Kaiser Foundation Hospitals
Kaiser Foundation Hospitals- AllianceBernstein
Kaiser Foundation Hospitals by Ares Management
Kaiser Foundation Hospitals by Sankaty Advisors LLC
Kaiser Permanente Group Trust
Kaiser Permanente Group Trust
Kaiser Permanente Group Trust by Bain Capital Credit
Kaiser Permanente Group Trust by Sound Point
Kansas Public Employees Retirement System
Kapitalforeningen Industriens Pension Portfolio, Investment Grade Obligationer I
Kapitalforeningen Unipension Invest High Yield Obligationer
KDB Bank Europe Ltd.
Kentucky Retirement System Shenkman Pension Account
Kentucky Retirement Systems Shenkman Insurance Fund Account
Kentucky Teachers Retirement System Insurance Trust Fund
Kern County Employees Retirement Association

Name of Lender	Term B-3 Commitment
Keuka Park CLO Ltd
Kingsland VI
KINGSLAND VII
Kitty Hawk CLO 2015 1 LLC
KKR CLO 10 Ltd.
KKR CLO 11 Ltd.
KKR CLO 12 Ltd
KKR CLO 13 Ltd.
KKR CLO 14 Ltd
KKR CLO 9 LTD
KKR Financial CLO 2012-1 Ltd
KKR Financial CLO 2013 1 Ltd
KKR FINANCIAL CLO 2013 2 LTD
KKR JP Loan Fund 2015 a Series Trust of Multi Manager Global Investment
KP Fixed Income Fund
KVK CLO 2012-2 LTD
KVK CLO 2013 1 LTD
KVK CLO 2013 2 Ltd
KVK CLO 2014 1 Ltd
KVK CLO 2014-2 Ltd
KVK CLO 2014-3 Ltd
KVK CLO 2015-1 LTD.

Name of Lender	Term B-3 Commitment
KVK CLO 2015-2 Ltd
Lake Loan Funding LLC
Lancashire Insurance Company Limited
LCM XII Limited Partnership
LCM XIII Limited Partnership
LCM XIV Limited Partnership
LCM XIX Limited Partnership
LCM XV Limited Partnership
LCM XVI Limited Partnership
LCM XVII Limited Partnership
LCM XVIII Limited Partnership
LCM XX Limited Partnership
LCM XXI Limited Partnership
Lexington Insurance Company
Limerock CLO II Ltd
Limerock CLO III, Ltd.
Lincoln Variable Insurance Products Trust LVIP Delaware Foundation Aggressive Allocation
Lincoln Variable Insurance Products Trust LVIP Delaware Foundation Conservative Allocation
Lincoln Variable Insurance Products Trust LVIP Delaware Foundation Moderate Allocation
Linde Pension Plan Trust
Lloyds Bank Pension Scheme No 1

Name of Lender	Term B-3 Commitment
Lloyds Bank Pension Scheme No 2
Lloyds Bank Pension Scheme No. 1
Lloyds Bank Pension Scheme No. 2
Lockheed Martin Corporation Master Retirement Trust
Lockwood Grove CLO, Ltd.
Logan Circle Partners Core Plus Fund
Lord Abbett Bank Loan Trust
Lord Abbett Investment Trust Lord Abbett Floating Rate Fund
Lord Abbett Investment Trust Lord Abbett Inflation Focused Fund
Lord Abbett Investment Trust Lord Abbett Short Duration Income Fund
Lord Abbett Passport Portfolios Plc—Lord Abbett Short Duration Income Fund
Lord Abbett Series Fund, Inc.—Short Duration Income Portfolio
Lord Abbett Short Duration Credit Trust
Los Angeles County Employees Retirement Association
Los Angeles County Employees Retirement Association by Principal Global Investors LLC
Louisiana State Employees’ Retirement System
Louisiana State Employees’ Retirement System
Louisiana State Employees Retirement System by JPMorgan Asset Management Inc
Lucuma Funding ULC
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund

Name of Lender	Term B-3 Commitment
LVIP Goldman Sachs Income Builder Fund
LVIP JPMorgan High Yield Fund
LVIP PIMCO Low Duration Bond Fund
Mackay Shields Defensive Bond Arbitrage Fund LTD
MacKay Shields High Yield Active Core Fund LP
MacKay Short Duration High Yield Fund
Mackenzie Core Plus Canadian Fixed Income ETF
Mackenzie Core Plus Global Fixed Income ETF
Mackenzie Floating Rate Income ETF
Mackenzie Floating Rate Income Fund
Mackenzie Strategic Income Fund
Mackenzie Unconstrained Fixed Income Fund
Macquarie Bank Limited
Madison Park Funding X, Ltd.
Madison Park Funding XI, Ltd.
Madison Park Funding XII, Ltd.
Madison Park Funding XIII Ltd
Madison Park Funding XIV Ltd
Madison Park Funding XIX Ltd
Madison Park Funding XV Ltd
Madison Park Funding XVI Ltd.
Madison Park Funding XVII Ltd.
Madison Park Funding XX Ltd

Name of Lender	Term B-3 Commitment
Madison Park Funding XXII Ltd
Madison Park Fundng XVIII, Ltd.
Magnetite IX Limited
Magnetite VI, Limited
Magnetite VII, Limited
Magnetite VIII, Limited
Magnetite XI, Limited
Magnetite XII, Ltd
Magnetite XIV, Limited
Magnetite XV, Limited
Magnetite XVI Limited
Magnetite XVII Limited
MainStay Floating Rate Fund a Series of MainStay Funds Trust
Mainstay Income Builder Fund
Mainstay VP Floating Rate Portfolio a Series of Mainstay VP Funds Trust
Mainstay VP Income Builder Portfolio a series of Mainstay VP Funds Trust
MainStay VP Janus Balanced Portfolio
MainStay VP Unconstrained Bond Portfolio
Mammoth Funding ULC by The Bank of Nova Scotia
Marathon CLO IX Ltd
Marathon CLO V Ltd
Marathon CLO VI Ltd

Name of Lender	Term B-3 Commitment
Marathon CLO VII Ltd
Marathon CLO VIII LTD.
Marea CLO, Ltd.
Maryland State Retirement and Pension System
Maryland State Retirement and Pension System by Neuberger
Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Life Insurance Company
Master Pension Trust of CSX Corporation and Affiliated Companies sponsored by CSX Corporation
Mathena Investments LLC
Matignon Derivatives Loans
Matignon Leveraged Loans LTD
MD Bond Fund
MDPIM Canadian Bond Pool
MDPIM Canadian Long Term Bond Pool
Medtronic Holding Switzerland G.M.B.H
Medtronic Holding Switzerland GmbH
Menard Inc
Menard, Inc
Mercer Field CLO LP
Mercer Multi-Asset Growth Fund
Meridian Bank
Met Investors Series Trust Blackrock High Yield Portfolio

Name of Lender	Term B-3 Commitment
Met Investors Series Trust Met/Eaton Vance Floating Rate Portfolio
Met Investors Series Trust-Met/Franklin Low Duration Total Return Portfolio
MetLife Insurance Company USA
Metropolitan Commercial Bank
Metropolitan Employee Benefit System
Metropolitan Life Insurance Company
Metropolitan Life Insurance Company
Metropolitan Life Insurance Company SA 729
Metropolitan Life Insurance Company Separate Account No 558
Metropolitan Property and Casualty Ins Co
Metropolitan Series Fund WMC Balanced Portfolio
Metropolitan Tower Life Insurance Company
Metropolitan West Floating Rate Income Fund
Microsoft Global Finance Ltd
Midwest Operating Engineers Pension Fund
Mill Creek CLO II LTD
Milton Hershey School Trust
Mockingbird Corporate Loan Opportunity Fund, LP
Modern Bank NA
Montana Board of Investments
Montpelier Investments Holdings LTD
Mt Whitney Securities Inc

Name of Lender	Term B-3 Commitment
Mt Whitney Securities L.L.C.
Multi Manager Global Investment Trust—PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge
Multi Sector Value Bond Fund
Multi-Credit SPV S.a.r.l.
Municipal Employees Annuity and Benefit Fund of Chicago by Symphony Asset Management LLC
Muzinich & Co (Ireland) Limited for the account of Muzinich Transatlanticyield Fund
Muzinich & Co., (Ireland) Limitied FTA Muzinich EmergingMarketsShortDuration Fund
Muzinich &Co. (Ireland) Limited for the account Muzinich Enhancedyield Fund
Muzinich and Co Ireland Limited for the Account of Muzinich Loan Fund
Muzinich and Co Ireland Limited for the Account of Muzinich Loan Fund Plus
Muzinich Short Duration High Yield
MY-PIMCO US Blended Credit Fund
National Electrical Benefit Fund
National Pension Service
National Railroad Retirement Investment Trust by BlueBay Asset Management
National Railroad Retirement Investment Trust by JPMorgan
National Rural Electric Cooperative Association
National Union Fire Insurance Company of Pittsburgh, PA

Name of Lender	Term B-3 Commitment
NB Global Floating Rate Income Fund Limited
NB Short Duration High Yield Fund
Nebraska Investment Council
Nelder Grove CLO, Ltd.
Nestle in the USA Pension Trust by PIMCO
Neuberger Berman CLO XII, LTD
Neuberger Berman CLO XIV LTD
Neuberger Berman CLO XIX, Ltd
Neuberger Berman CLO XV Ltd.
Neuberger Berman CLO XVI, Ltd
Neuberger Berman CLO XVII LTD
Neuberger Berman CLO XVIII Ltd
Neuberger Berman CLO XX Ltd
Neuberger Berman CLO XXI Ltd
Neuberger Berman Floating Rate Income Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman High Income Fund LLC
Neuberger Berman High Yield Bond Fund
Neuberger Berman High Yield Strategies Fund
Neuberger Berman Investment Funds II PLC
Neuberger Berman Investment Funds PLC
Neuberger Berman Senior Floating Rate Income Fund LLC
Neuberger Berman Short Duration High Income Fund

Name of Lender	Term B-3 Commitment
Neuberger Berman Strategic Income Fund
Neuberger Berman US Strategic Income Fund
New Island Capital III LP
New Mexico State Investment Council
New Mexico State Investment Council
New York Life Insurance and Annuity Corporation
New York Life Insurance Company
New York Life Insurance Company GP—Portable Alpha
New York Life Insurance Company Guaranteed Products
Newfleet CLO 2016-1, Ltd.
NewMark Capital Funding 2013-1 CLO Ltd
Newmark Capital Funding 2014 2 CLO LTD
Nexbank SSB
Next Generation Trust Fund
NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust
NJP Loan Fund 2016 A Series Trust of Multi Manager Global Investment Trust
NN (L) Flex—Senior Loans
Nomad CLO LTD
Nomura Multi Managers Fund Global Bond by Guggenheim
North Dakota State Investment Board
North Dakota State Investment Board—Prudential
North End CLO, Ltd

Name of Lender	Term B-3 Commitment
North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan
Northern Multi-Manager High Yield Opportunity Fund
Northern Trust Company of Connecticut
Northrop Grumman Pension Master Trust by Mackay Shields LLC
Northwell Health, Inc.
Nuveen Credit Strategies Income Fund
Nuveen Diversified Dividend and Income Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Senior Income Fund
Nuveen Short Duration Credit Opportunities Fund
Nuveen Symphony Credit Opportunities Fund
Nuveen Symphony Dynamic Credit Fund
Nuveen Symphony Floating Rate Income Fund
Nuveen Symphony High Yield Bond Fund
Nuveen Tax-Advantaged Total Return Strategy Fund
NYLIAC Separate Account 70_A01
NZCG Funding 2 Limited
NZCG Funding LTD
OCA OHA Credit Fund LLC
Ocean Trails CLO IV
Ocean Trails CLO V

Name of Lender	Term B-3 Commitment
Ocean Trails CLO VI
OCP CLO 2013-3, Ltd.
OCP CLO 2013-4, Ltd
OCP CLO 2014-5 Ltd.
OCP CLO 2014-6 LTD
OCP CLO 2014-7, Ltd
OCP CLO 2015-10, Ltd.
OCP CLO 2015-8 LTD
OCP CLO 2015-9, Ltd.
OCP CLO 2016-11, Ltd.
Octagon Investment Partners 26, Ltd
Octagon Investment Partners 24, Ltd
Octagon Investment Partners 25, Ltd.
Octagon Investment Partners 27 Ltd
Octagon Investment Partners XIV LTD
Octagon Investment Partners XIX Ltd
Octagon Investment Partners XV, Ltd
Octagon Investment Partners XVI, Ltd
Octagon Investment Partners XVII, Ltd.
Octagon Investment Partners XVIII Ltd
Octagon Investment Partners XX Ltd
Octagon Investment Partners XXI, Ltd.
Octagon Investment Partners XXII, Ltd.

Name of Lender	Term B-3 Commitment
Octagon Investment Partners XXIII Ltd
Octagon Loan Funding Ltd.
Octagon Senior Secured Credit Master Fund LTD
Offshore Index Fund US Senior Secured Loan 100 Master Fund SP
OFSI Fund V LTD
OFSI Fund VII, Ltd.
Oglethorpe Power Corporation
OHA Credit Partners XI, Ltd
OHA Credit Partners XII Ltd
OHA Custom Multi Sector Credit Master Fund LP
OHA Diversified Credit Strategies Fund Master, L.P.
OHA Diversified Credit Strategies Fund Parallel LP
OHA Diversified Credit Strategies Master Fund (Parallel II) LP
OHA Diversified Credit Strategies Tractor Master Fund LP
OHA Finlandia Credit Fund, LP
OHA S.C.A., SICAV-SIF
Ohio Police and Fire Pension Fund
Ohio Police and Fire Pension Fund
Ohio Police and Fire Pension Fund
Ohio Police and Fire Pension Fund by Pacific Investment Management
OhioHealth Corporation
Oncor Retirement Plan Trust
Open World plc

Name of Lender	Term B-3 Commitment
OPSEU (Ontario Public Service Empolyees Union) Pension Plan Trust Fund
Optimum Fund Trust Optimum Fixed Income Fund
Optimum Trust Optimum Fixed Income Fund
Optum Bank, Inc.
Orange County Employees Retirement System
Oregon Public Employees Retirement Fund by Oak Hill Advisors
Orizaba, LP
OZ Institutional Income Master Fund Ltd
OZLM Funding II, Ltd.
OZLM Funding III LTD
OZLM Funding IV, Ltd
OZLM Funding V, Ltd
OZLM Funding, Ltd.
OZLM IX, Ltd.
OZLM VI, Ltd
OZLM VII, Ltd.
OZLM VIII, Ltd.
OZLM XI Ltd
OZLM XII Ltd
OZLM XIII, Ltd.
OZLM XIV, Ltd
Pacholder High Yield Fund Inc

Name of Lender	Term B-3 Commitment
Pacific Asset Management Bank Loan Fund LP
Pacific Asset Management Senior Loan Fund
Pacific Beacon Life Reassurance Inc.
Pacific Coast Bankers’ Bank
Pacific Funds Core Income
Pacific Funds Floating Rate Income
Pacific Funds Limited Duration High Income
Pacific Funds Short Duration Income
Pacific Life Insurance Company (for IMDBKLNS Account)
Pacific Select Fund Core Income Portfolio
Pacific Select Fund Floating Rate Income Portfolio
Palmer Square CLO 2013 2 LTD
Palmer Square CLO 2013-1 LTD
Palmer Square CLO 2015-1, Ltd.
Palmer Square CLO 2015-2, Ltd
Palmer Square Loan Funding 2016-1 Ltd
Palmer Square Loan Funding 2016-2 Ltd
Parallel 2015-1 Ltd.
PBI Stable Loan Fund a series trust of MYL Investment Trust
Penn Capital Senior Floating Rate Income Fund
Penn Institutional Loan Common Master Fund LP
Pension Benefit Guaranty Corporation
Pension Benefit Guaranty Corporation

Name of Lender	Term B-3 Commitment
Pension Plan of North Carolina Baptist Hospital Trust
Pension Plan of the United Church of Canada, The
Pensiondanmark Pensionsforsikringsaktieselskab
PensionDanmark Pensionsforsikringsaktieselskab by Guggenheim
Pensiondanmark Pensionsforsikringsaktieselskab by Highland Capital Management LP
PensionDanmark Pensionsforsikringsaktieselskab by Mackay Shields LLC
Perkins Value Plus Income Fund
Permanens Capital Floating Rate Fund LP
PF Floating Rate Loan Fund
PIMCO Bermuda Trust II PIMCO Bermuda Income Fund M
PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)
PIMCO Canada Unconstrained Bond Trust
PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust
PIMCO Cayman Global Credit Alpha Fund
PIMCO Cayman Loan LIBOR Plus Fund JPY Hedge Series 3 A Series Trust of Multi Manager Global Investment Trust
PIMCO Cayman SPC Limited PIMCO Cayman Unconstrained Bond Segregated Portfolio
PIMCO Cayman Trust Pimco Cayman Bank Loan Fund
PIMCO EM Fundamental IndexPLUS TR Strategy Fund
PIMCO Emergin Markets Stocksplus AR Fund LLC
PIMCO Fixed Income Source ETFS PLC PIMCO Low Duration US Corporate Bond SourceUCITS ETF

Name of Lender	Term B-3 Commitment
PIMCO Fixed Income Source ETFs PLC PIMCO US Dollar Short Maturity Source UCITS ETF
PIMCO Fundamental Advantage Total Return Strategy
PIMCO Funds Global Investors Series plc EM Fundamental Index StocksPLUS Fund
PIMCO Funds Global Investors Series plc Global Fundamental Index StocksPLUS Fund
PIMCO Funds Global Investors Series PLC Global Investment Grade Credit Fund
PIMCO Funds Global Investors Series PLC Low Duration Global Investment Grade Credit Fund
PIMCO Funds Global Investors Series PLC Stocks Plus Fund
PIMCO Funds Global Investors Series PLC Total Return Bond Fund
PIMCO Funds Global Investors Series PLC Unconstrained Bond Fund
PIMCO Funds Global Investors Series plc: Income Fund
PIMCO Funds Global Investors Series PLC; US Short-Term Fund
PIMCO Funds Ireland PLC PIMCO Senior Loan Fund
PIMCO Funds PIMCO RAE Fundamental Plus Fund
PIMCO Funds PIMCO RAE Fundamental Plus International Fund
PIMCO Funds PIMCO RAE Low Volatility Plus EMG Fund
PIMCO Funds PIMCO RAE Low Volatility PLUS Fund
PIMCO Funds PIMCO Small Cap StockPLUS AR Strategy Fund
PIMCO Funds PIMCO Total Return Fund IV
PIMCO Funds PIMCO Worldwide Long/Short Fundamental Strategy Fund

Name of Lender	Term B-3 Commitment
PIMCO Funds: PIMCO Income Fund
PIMCO Funds: Long-Term Credit Fund
PIMCO Funds: PIMCO Intl Low Vol. RAFI®-PLUS
PIMCO Funds: PIMCO Senior Floating Rate Fund
PIMCO Funds: PIMCO Stocksplus® Absolute Return Fund
PIMCO Funds: PIMCO Stocksplus® AR Short Strategy Fund
PIMCO FUNDS: Private Account Portfolio Series—High Yield Portfolio
PIMCO Funds: Private Account Portfolio Series Long Duration Corporate Bond Portfolio
PIMCO Funds: Private Account Portfolio Series: PIMCO Senior Floating Rate Portfolio
PIMCO International Stocks Plus TR Strategy Fund Unhedged
PIMCO International Stocksplus AR Strategy Fund US Dollar Hedged
PIMCO Investment Grade Corporate Bond Fund
PIMCO Large Cap Stockplus Absolute Return Fund
PIMCO Luxembourg Trust—Global Investments Grade Credit Fund
PIMCO Select Funds plc Unconstrained Bond Fund
PIMCO Short Term Fund
PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund
PIMCO Stocksplus Fund
PIMCO Total Return Fund
PIMCO Unconstrained Bond Fund

Name of Lender	Term B-3 Commitment
PIMCO Unconstrained Bond Fund Canada
PIMCO Unconstrained Bond Portfolio
PIMCO Unconstrained Tax Managed Bond Fund
PIMCO US Credit Fund
PIMCO Variable Insurance Trust Short Term Portfolio
PIMCO Worldwide Fundamental Advantage TR Strategy Fund
PineBridge Global Funds—PineBridge Global Dynamic Asset Allocation Fund
Pinebridge SARL
PineBridge Senior Secured Loan Fund Ltd.
Pinnacle Park CLO, Ltd.
Pinnacol Assurance
Pioneer Bond Fund
Pioneer Classic Balanced Fund
Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Pioneer Investments Diversified Loans Fund
Pioneer Multi Asset Ultra Short Income Fund
Pioneer Short Term Income Fund
Pioneer Solutions SICAV-Global Floating Rate Income
PK-SSL Investment Fund Limited Partnership
Plumbers and Pipefitters National Pension Fund
PNM Resources, Inc Master Trust Agreement for Defined Benefit Plans

Name of Lender	Term B-3 Commitment
Policeman’s Annuity and Benefit Fund of Chicago
Pool Reinsurance Company Limited
Post Intermediate Term High Yield Fund
Post Intermediate Term High Yield Fund ,LP
Post Limited Term High Yield Master Fund LP
Post Senior Loan Master Fund LP
Post Short Duration High Yield Fund
PowerShares Senior Loan Portfolio
PPF Nominee 2 BV
PPG Industries Inc Pension Plan Trust by Blackstone/GSO
PPL Services Corporation Master Trust
Pramerica Global Loan Opportunities Limited
Pramerica Loan Opportunities Limited
Preferred Mutual Insurance Company
Principal Funds Inc—Diversified Real Asset Fund
Principal Funds Inc—Dynamic High Yield Explorer Fund
Principal Funds Inc—High Yield Fund I by JPMorgan
Principal Funds Inc Global Diversified Income Fund
Principal Funds Inc High Yield Fund
Principal Funds, Inc.—Core Plus Bond Fund
Principal Global Investors Collective Investment Trust Core Plus Bond Fund
Principal Global Investors Trust-High Yield Fixed Income Fund

Name of Lender	Term B-3 Commitment
Principal Global Opportunities Series p.l.c. Global Floating Rate High Income Fund
Principal Investors Fund Inc High Yield Fund
Principal Life Insurance Co for (Principal Life Insurance Company, DBA Principal PFG LDI Separate Account)
Principal Life Insurance Company
Principal Life Insurance Company d/b/a PLIC—PPIO LDI Sep. Account
Principal Life Insurance Company dba Principal Core Plus Bond Separate Account
Principal Life Insurance Company on behalf of One or More Separate Accounts DBA Principal Life Insurance Company – Guaranteed Separate Account 01
Principal Variable Contracts Funds Inc—Core Plus Bond Account
Principal Variable Contracts Funds Inc Balanced Account
Private Account Portfolio Series Investment Grade Corporate Portfolio by PIMCO
Providence Health & Services Investment Trust—Bank Loans Portfolio
Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust
Prudential Investment Portfolios Inc 14—Prudential Floating Rate Income Fund
Prudential Investment Portfolios, Inc 17—Prudential Total Return Bond Fund Inc
Prudential Series Fund Conservative Balanced Portfolio
Public Employees Retirement Association of New Mexico by Guggenheim
Public Employees Retirement System of Ohio

Name of Lender	Term B-3 Commitment
Public Employees Retirement System of Ohio by Neuberger Berman Fixed Income LLC
Putnam Absolute Return 300 Fund
Putnam Floating Rate Income Fund
Qualcomm Global Trading Pte Ltd
Quamvis SCA, SICAV—FIS
R3 Capital Partners Master LP
Race Point IX CLO, Limited
Race Point VI CLO, Limited
Race Point VII CLO, Limited
Race Point VIII CLO Limited
Race Point X CLO Ltd
Raymond James Bank, N. A.
Raytheon Master Pension Trust
RBC BlueBay Total Return Credit Fund
Recette CLO Ltd
Red Fox Funding LLC
Reed Elsevier US Retirement Plan
Regatta II Funding LP
Regatta III Funding Ltd.
Regatta IV Funding Ltd
Regatta V Funding Ltd.
Regatta VI Funding Ltd.

Name of Lender	Term B-3 Commitment
Regence Bluecross Blueshield of Oregon
Regence Bluecross Blueshield of Utah
Regence Blueshield
Regence Blueshield of Idaho
Remuda Capital Management Ltd
Renaissance Floating Rate Income Fund
Renaissance Investment Holdings Ltd
Renaissance U.S. Dollar Corporate Bond Fund
Retirement Annuity Plan for Employees of the Army and Air Force Exchange Service
Rio Tinto America master Retirement Trust
Riversource Life Insurance Company
RLI Insurance Company
ROCKWELL COLLINS MASTER TRUST
Royal Bank of Scotland Group Pension Fund (The)—Sankaty
RS Floating Rate Fund
RSUI Indemnity Company
Rush University Medical Center Master Retirement Trust
Russell Institutional Funds LLC Russell Core Bond Fund by Logan Circle Partners
Russell Institutional Funds LLC Russell Multi Asset Core Plus Fund
Russell Investment Company PLC
Russell Investment Company Russell Global Opportunistic Credit Fund
Russell Investment Company Russell Multi-Strategy Income Fund

Name of Lender	Term B-3 Commitment
Russell Investment Company Russell Short Duration Bond Fund
Russell Investment Funds Core Bond Fund by Logan Circle Partners
Russell Multi-Manager Bond Fund
Russell Qualifying Investor Alternative Investment Funds PLC
Russell Strategic Bond Fund
SAEV Masterfonds Wellington Global High Yield
Safety Insurance Company
Sainsbury’s Pension Scheme, The
Salem Fields CLO Ltd.
San Francisco City and County Employees Retirement System
Sankaty High Income Partnership LP
Sankaty Managed Account (FSS) LP
Sankaty Managed Account TCCC, LP
Sankaty Rio Grande FMC, L.P.
Sankaty Senior Loan Fund LP
Sankaty Senior Loan Fund Public Limited Company
Sankaty Senior Loan Fund SRI LP
Sanofi-Aventis US Savings Master Trust
Saranac CLO 1 Limited
Saranac CLO II Limited
Saranac CLO III Limited
SC PRO Loan VII Limited
SC Pro Loan VII Ltd

Name of Lender	Term B-3 Commitment
Schlumberger Group Trust
Schlumberger Group Trust by Neuberger Berman
SCOF-2 Ltd.
Scotia Private American Core-Plus Bond Pool
Sears Holdings Pension Trust
Sears Holdings Pension Trust by Mackay Shields LLC
Seasons Series Trust—Diversified Fixed Income Portfolio
Security Benefit Life Insurance Company
SEI Global Master Fund PLC the SEI High Yield Fixed Income Fund
SEI Institutional Investments Trust High Yield Bond Fund
SEI Institutional Investments Trust Opportunistic Income Fund
SEI Institutional Managed Trust Enhanced Income Fund by Ares Management LLC
SEI Institutional Managed Trust High Yield Bond Fund by Ares Management LLC
SEI Institutional Managed Trust Multi Asset Income Fund
Selkirk Park CLO, Ltd
Sempra Energy Defined Benefit Master Trust
Seneca Park CLO, Ltd
Senior Debt Portfolio
Senior Secured Floating Rate Loan Fund
Senior Secured Loan Fund the Initial Series Trust of GIM Trust 2
Sentry Insurance a Mutual Company
Seven Sticks CLO Ltd

Name of Lender	Term B-3 Commitment
Shackleton 2013 III CLO LTD
Shackleton 2013 IV CLO Ltd
Shackleton 2014 VI CLO LTD
Shackleton 2014-V Ltd
Shackleton 2015 VII CLO, Ltd
Shackleton 2015 VIII CLO, Ltd
Shackleton 2015-IX CLO Ltd
Shackleton I CLO LTD.
Shackleton II CLO LTD
Shell Pension Trust—Shell Oil Company
Shell Pension Trust by Logan Circle Partners LP
Shenkman Finsbury Short Duration High Income Fund
Shenkman Floating Rate High Income Fund
Shenkman Short Duration High Income Fund
Sheridan Square CLO, Ltd.
Sheriffs Pension and Relief Fund
Shriners Hospitals for Children
Silver Creek CLO Ltd
Silver Spring CLO Ltd.
Silvermore CLO Ltd.
Smithfield Foods Master Trust
Societe Generale
Societe Generale

Name of Lender	Term B-3 Commitment
Sonoma County Employees Retirement Association
Sound Harbor Loan Funds 2014-1 Ltd
Sound Point CLO II LTD
Sound Point CLO III, LTD
Sound Point CLO IV, Ltd.
Sound Point CLO IX Ltd
Sound Point CLO V, Ltd.
Sound Point CLO VI, Ltd.
Sound Point CLO VII Ltd
Sound Point CLO VIII, Ltd.
Sound Point CLO X Ltd
Sound Point CLO XI, Ltd.
Sound Point Senior Floating Rate Master Fund LP
Sound Retirement Trust
South Carolina Retirement Systems Group Trust
SSD Loan Funding LLC
SSF Trust
SSM Health Care Portfolio Management Company
St. Luke’s Health System Retirement Plan
State Bank of India Chicago Branch
State of Hawaii Employees’ Retirement System
State of Nebraska
State of New Mexico State Investment Council

Name of Lender	Term B-3 Commitment
State of Ohio Bureau of Workers Compensation
State Retirement and Pension System of Maryland
State Street Bank and Trust Company
State Street DoubleLine Total Return Tactical Portfolio
State Universities Retirement System
Stavros S Niarchos Foundation For Charity
Steele Creek CLO 2014 1 LTD
Steele Creek CLO 2015-1, Ltd.
Steele Creek CLO 2016 1
Stellar Performer Global Series Series G Global Credit
Stewart Park CLO, Ltd.
Stichting Bedrijfspensioenfonds Voor De Agrarische En Voedselvoorzieningshandel
STICHTING BEDRIJFSTAKPENS Voor Het BEROEPSVERVOER Over De WEG
Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg
Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de weg
Stichting Bedrijfstakpensioenfonds Voor Het Beroepsvervoer Over De Weg by Pacific Investment Management Co LLC
Stichting Bedrijfstakpensioenfonds voor hetSchilders—Afwerkings—en Glaszetbedrijf
Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund by THL Credit

Name of Lender	Term B-3 Commitment
Stichting Pensioenfonds Medische Specialisten by Pioneer Investments
Stichting PGGM Depositary
Stichting PGGM Depositary
Stock Yards Bank & Trust Company
StocksPLUS, L.P.
StocksPlust Sub-Fund B, LLC
Strategic Income Opportunities Bond Fund
Sudbury Mill CLO, Ltd.
Sumitomo Mitsui Trust Bank, Limited, New York Branch
Sun Life Assurance Company of Canada
SunAmerica Income Funds—SunAmerica Flexible Credit Fund
SunAmerica Senior Floating Rate Fund Inc
Sunsuper Pooled Superannuation Trust by Sankaty Advisors LLC
SunTrust Bank
Superannuation Funds Management Corporation of South Australia
Sussex Insurance Company
Swiss Capital Alternative Strategies 7 Funds SPC
Swiss Capital PRO Loan III Plc
Swiss Capital Pro Loan III PLC
Swiss Capital Pro Loan III PLC By CVC Credit Partners
Swiss Capital PRO Loan V PLC
Swiss Capital Pro Loan V PLC by CVC Credit Partners
Swiss Capital PRO Loan VIII PLC

Name of Lender	Term B-3 Commitment
Swiss Capital Pro Loan VIII PLC
Symmetry Canadian Bond Fund
Symphony Alternative Investment Funds SICAV SIF Symphony US Senior Loan Fund
Symphony CLO XI Limited Partnership
Symphony CLO XII, Ltd
Symphony CLO XIV, Ltd.
Symphony CLO XV, Ltd
Symphony CLO XVI Ltd
Symphony Credit Opportunities Fund LP
Symphony Senior Loan Master Fund, Ltd
T Rowe Price Bond Trust I
T Rowe Price Floating Rate Fund, Inc.
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price Funds Series II SICAV
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price New Income Fund Inc.
TCI-Flatiron 2016-1 Ltd
Teachers Insurance and Annuity Association of America
Teachers Retirement System of Louisiana
Teachers’ Retirement System of the State of Illinois

Name of Lender	Term B-3 Commitment
Teachers’ Retirement System of the State of Kentucky
TECO Enery Group Retirement Plan
Telos CLO 2013 4 Ltd
Telos CLO 2013-3, LTD
Telos CLO 2014-5, Ltd
Telos CLO 2014-6 LTD
Texas Prepaid Higher Education Tuition Board
Thacher Park CLO Ltd
The Boeing Company Employee Retirement Plans Master Trust by PIMCO
The Campbell Pension Plans Master Retirement Trust by PIMCO
The City of New York Group Trust
The Coca-Cola Company Master Retirement Trust
The Dreyfus Laurel Funds Trust—Dreyfus High Yield Fund
The Dreyfus Laurel Funds, Inc—Dreyfus Opportunistic Fixed Income Fund
The Eaton Corporation Master Retirement Trust
The Hartford Floating Rate High Income Fund
The Hartford Investment and Savings Plan Trust
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford Unconstrained Bond Fund
The New York City Employees’ Retirement

Name of Lender	Term B-3 Commitment
The New York City Police Pension Fund
The Ohio State University
The PNC Financial Services Group, Inc. Pension Plan
The Prudential Series Fund—Diversified Bond Portfolio
The Prudential Series Fund—Flexible Managed Portfolio
The Regence Group Retirement Plan Trust
The Society Incorporated By Lloyd’s Act 1871 by the Name of Lloyd’s
The Standard Fire Insurance Company
The Teachers’ Retirement System of the City of New York
The United States Life Insurance Company In the City of New York
The Vanderbilt University
THL Credit Bank Loan Select Master Fund, a Class of the THL Credit Bank Loan Select Series Trust I
THL Credit Logan JV SPV I LLC
THL Credit Wind River 2012-1 CLO Ltd.
THL Credit Wind River 2013-1 CLO Ltd.
THL Credit Wind River 2013-2 CLO Ltd.
THL Credit Wind River 2014 1 CLO Ltd
THL Credit Wind River 2014 2 CLO LTD
THL Credit Wind River 2014-3 CLO LTD
THL Credit Wind River 2015-1 CLO LTD
THL Credit Wind River 2015-2 CLO Ltd.
THL Credit Wind River 2016-1 CLO Ltd

Name of Lender	Term B-3 Commitment
Thrivent Balanced Income Plus Fund
Thrivent Balanced Income Plus Portfolio
Thrivent Diversd Income Plus Portfolio
Thrivent Diversified Income Plus Fund
Thrivent Financial Defined Benefit Plan Trust
Thrivent Financial for Lutherans
Thrivent Growth and Income Plus Fund
Thrivent Growth and Income Plus Portfolio
Thrivent Income Fund
Thrivent Income Portfolio
Thrivent Moderate Allocation Fund
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Fund
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Fund
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Opportunity Income Plus Fund
Thrivent Opportunity Income Plus Portfolio
TIAA CLO I Ltd
TIAA CREF Bond Fund
TIAA CREF Bond Plus Fund
TIAA CREF Short Term Bond Fund
TIAA Global Public Investments, LLC

Name of Lender	Term B-3 Commitment
TIAA Stable Value Annuity
TICP CLO I LTD
TICP CLO II LTD
TICP CLO III Ltd
TICP CLO IV, Ltd
TICP CLO V 2016 1 Ltd
TICP CLO V Ltd
Touchstone Strategic Trust—Touchstone Credit Opportunities Fund
Tralee CLO II LTD
Tralee CLO III LTD
Transamerica Floating Rate
Transamerica Unconstrained Bond
Transatlantic Reinsurance Company
Treman Park CLO, Ltd.
Trinitas CLO I, Ltd
Trinitas CLO II, Ltd
Trinitas CLO III Ltd
Trinitas CLO IV, Ltd
Trinitas CLO V Ltd
Trinity Health Corporation
Trinity Health Corporation
Trust for Retiree Medical Dental and Life Insurance Plan of the Army and Air Force Exchange

Name of Lender	Term B-3 Commitment
Trustees of the Estate of Bernice Pauahi Bishop dba Kamehameha Schools
Tryon Park CLO LTD
Tuolumne Grove CLO Ltd
U.S. Bank National Association
U.S. Specialty Insurance Company
UBS Pace Select Advisors Trust UBS Pace Strategic Fixed Income Investments
UniSuper
United Food and Commercial Workers International Union Industry Pension Fund By PIMCO
United Healthcare Insurance Company
UnitedHealthCare Insurance Company
UnitedHealthcare Insurance Company
Universal-Investment-Gesellschaft MBH
University of Chicago by Logan Circle Partners
University of Chicago, The
University of Chicago, The
University of Missour Endowment Fund
University of Missouri
University of Missouri Retirement, Disability and Death Benefit Plan
Upland CLO, Ltd.
US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

Name of Lender	Term B-3 Commitment
US Income Strategy Fund of Nikko AM Investment Trust (Cayman)
US Loan SV S.a.r.l.
USG Corporation Retirement Plan Trust
Validus Reinsurance LTD
Vantage Trust
VantageTrust
Variable Annuity Life Insurance Company
Variable Insurance Products Fund Floating Rate High Income Portfolio
Vermont Pension Investment Committee
Vermont Pension Investment Committee
Viacom Defined Benefit Master Trust
Vibrant CLO II Ltd
Vibrant CLO III, Ltd.
Vibrant CLO IV Ltd
Vibrant CLO, Ltd
Virginia College Savings Plan by Shenkman Capital Management Inc
Virtus Senior Floating Rate Fund
Voya CLO 2012-4, LTD.
Voya CLO 2013 1 Ltd
Voya CLO 2013 2 Ltd
Voya CLO 2013-3 LTD
Voya CLO 2014-1, LTD
Voya CLO 2014-2 LTD

Name of Lender	Term B-3 Commitment
VOYA CLO 2014-3
Voya CLO 2014-4 Ltd.
Voya CLO 2015-1, Ltd.
Voya CLO 2015-2 Ltd
Voya CLO 2015-3 Ltd
VOYA CLO 2016 1 LTD
Voya CLO 2016 2 Ltd
Voya Floating Rate Fund
Voya Investment Trust Co Plan for Employee Benefit Investment Funds Voya Senior Loan Fund
Voya Prime Rate Trust
Voya Senior Income Fund
Washington Loan Funding 2015 6 LLC
Washington Mill CLO Ltd.
Water and Power Employees’ Retirement Plan and Retiree Health Benefits Fund by Pacific Life
Water and Power Employees’ Retirement, Disability, and Death Benefit Insurance Plan
Water and Power Employees’ Retirement, Disability, and Death Benefit Insurance Plan
Waterson Park CLO, Ltd
Webster Park CLO Ltd
Wellfleet CLO 2015-1, Ltd.
Wellfleet CLO 2016-1, Ltd.

Name of Lender	Term B-3 Commitment
Welling Trust Company National Association Multiple Common Trust Funds Trust Unconstrained Core Fixed Income Portofolio
Wellington Multi-Sector Credit Fund
Wellington Trust Co NA Multiple Collective Invest Funds Trust II Core Bond Plus High Yield Portfolio
Wellington Trust Co, NA Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio
Wellington Trust Company na Multiple CIF Trust II World Bond Portfolio
Wellington Trust Company NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio
Wellington World Bond Fund
Wellmark, Inc
Wells Fargo (Lux) Worldwide Fund—U.S. Short-Term High Yield Bond Fund
Wells Fargo Bank, N.A.
Wells Fargo Multi-Sector Income Fund
Wells Fargo Principal Lending LLC
Wells Fargo Real Return Portfolio
Wells Fargo Short-Term High Yield Bond Fund
Wespath Funds Trust
Westcott Park CLO, Ltd
WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
Western World Insurance Company

Name of Lender	Term B-3 Commitment
Whitehorse IX Ltd
WhiteHorse VI, Ltd
Whitehorse VII LTD
Whitehorse VIII LTD
Whitehorse X Ltd.
Wilshire Mutual Funds, Inc.—Wilshire Income Opportunities Fund by Doubleline Capital
Wintrust Bank
WM Pool Fixed Interest Trust No 7
Workers Compensation Fund
York CLO 1 Ltd
York CLO 2 Ltd
York CLO 3 Ltd
ZAIS CLO 1, Limited
Zais CLO 2, Limited
Zais CLO 4, Limited
Zais CLO 5 Limited
Ziggurat CLO Ltd
Zilux Senior Loan Fund

Total	$6,595,000,000.00